As filed with the Securities and Exchange Commission on June 10, 2005.

                                                    Registration Nos. 333-119693
                                                                       811-21653

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 1

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 2

                              DOMINI ADVISOR TRUST
               (Exact Name of Registrant as Specified in Charter)

                536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                                  Amy L. Domini
                          Domini Social Investments LLC
                             536 Broadway, 7th Floor
                            New York, New York 10012
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on September 1, 2005, pursuant to paragraph (a)(2) of Rule 485.

*This filing relates to shares of the Trust's series Domini European Social
Equity Portfolio.

Domini Social Index Portfolio has also executed this registration statement.

PROSPECTUS 2005
DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO sm  CLASS A

__________, 2005

                                            [GRAPHIC OMITTED]

[DOMINI SOCIAL INVESTMENTS LOGO]

Investing For Good(SM)

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.

TABLE OF CONTENTS

THE FUND AT A GLANCE
       Investment Objective................................................
       Primary Investment Strategies.......................................
       Primary Risks.......................................................
       Past Performance....................................................
       Fees and Expenses...................................................
MORE ABOUT THE FUND
       Socially Responsible Investing......................................
       Additional Investment Strategies, Risk, and Portfolio
       Holdings Information................................................
       Who Manages the Fund?...............................................
       The Fund's Distribution Plan........................................
SHAREHOLDER MANUAL.........................................................  A-1
        Information about buying, selling, and exchanging Investor shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.
FINANCIAL HIGHLIGHTS.......................................................  B-1
FOR ADDITIONAL INFORMATION                                            Back cover

                                     - 2 -

THE FUND AT A GLANCE

INVESTMENT OBJECTIVE
The Domini European Social Equity Portfolio's objective is to seek to provide its shareholders with long-term total return. The Fund seeks its objective by investing primarily in stocks of European companies that meet the Fund's social and environmental standards. The Fund pursues its investment objective by investing its assets in the Domini European Social Equity Trust (the "Trust"),
another registered mutual fund with the same investment objective and policies.
For more information, please refer to "More About the Fund - Additional
Investment Strategies, Risk and Portfolio Holdings Information."

PRIMARY INVESTMENT STRATEGIES
The Domini European Social Equity Portfolio (the Fund) invests in stocks of companies that meet a comprehensive set of social and environmental standards applied by Domini Social Investments LLC (Domini or the Manager). The Fund may
invest in companies of any capitalization but under normal market conditions will invest primarily in mid- to large- capitalization companies. There is no requirement that every security that pass Domini's social and environmental standards be owned by the Fund.

Subject to Domini's social and environmental standards, the Fund's submanager will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. The Fund's submanager will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental attributes are attractive. The Fund seeks to diversify its investments among developed and emerging market countries.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments of European companies. For purposes of this prospectus, European companies include (1)
companies organized or domiciled within a European country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, a European country; (3) European governments or supranational organizations and agencies or underlying instrumentalities of European governments or supranational organizations; and (4) issuers whose economic fortunes and risks are otherwise linked with a European market (as determined by the Fund's submanager). While the Fund's submanager expects that most of the securities held by the Fund will be traded in European securities markets, some could be traded outside the region. The Fund will give you 60 days' prior notice if it changes this 80% policy.

The Fund seeks to hold the stocks of corporations that the Manager determines on balance contribute positively to the creation of a wealthy and healthy society.
Corporations can make such positive contributions not only through their innovations and efficiencies in providing products and services, but also through strong corporate governance and communications with their stockowners, investments in their employees, the adoption of business practices that preserve and enhance the environment, and sensitivity to labor and other human rights issues.

The Fund seeks to avoid securities and obligations of corporations that the
Manager determines derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from gambling enterprises, or have a significant direct ownership share in, operate, or design, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

                                     - 3 -

The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "More about the Fund -
Socially Responsible Investing."

PRIMARY RISKS

o GENERAL. There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. The Manager currently has no intention to change the Fund's investment objective.

o STOCK MARKET RISK. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

o FOREIGN INVESTING RISK. Investing in European securities may represent a greater degree of risk than investing in U.S. securities due to political, social, and economic developments abroad, such as political upheaval or financial troubles. Additionally, there is risk resulting from the differences between the regulations to which U.S. and European issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision. These factors can make foreign investments more volatile and potentially less liquid than U.S.
investments. In addition, foreign markets can perform differently from the U.S.
market.

o CURRENCY RISK. Fluctuations between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments in the event of an unfavorable change in the currency exchange rates.

o COUNTRY RISK. Although the Fund expects to diversify its investments primarily among various European countries, it may hold a large number of securities in a single country. If the Fund concentrates its investments in a particular country, it assumes the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance.

o GEOGRAPHIC CONCENTRATION RISK. The Fund will be largely invested in companies based in Europe. Market changes or other factors affecting the region, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its regional concentration.

o MID- TO LARGE-CAPITALIZATION COMPANIES. Under normal market conditions, the
Fund will invest primarily in the stocks of mid- to large-capitalization companies based in Europe. Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes and each other or the stock market overall. The performance of your investment will generally follow these market trends.

o EMERGING MARKETS RISK. The securities markets of Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The Fund may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but

                                     - 4 -

not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

o SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so. If the Manager determines that a security held by the Fund no longer meets Domini's social and environmental standards, it will be removed from the Fund's portfolio within 90 days after such determination, under normal circumstances.

PAST PERFORMANCE

The Fund is newly created and does not yet have any operating history or performance information.

                                     - 5 -

FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold Class A Shares of the Fund.*

SHAREHOLDER FEES
(fees paid directly by you)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price):                               4.75%
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption proceeds):                          None**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
   other Distributions
   (as a percentage of amount reinvested):                            None
Redemption Fee+ (as a percentage of amount redeemed, if applicable):  2.00%***
Exchange Fee:                                                         None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                      0.75%
Distribution (12b-1) Fees:                                            0.25%
Other Expenses
     Administrative Services and Sponsorship Fee:                     0.50%
     Other Expenses****:                                              0.64%
Total Annual Fund Operating Expenses:                                 2.14%
Fee Waiver++:                                                         0.54%
NET EXPENSES:                                                         1.60%

--------------------------------------------------------------------------------

* The table and the following example reflect the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

** You may buy shares in amounts of $1,000,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within one year of their purchase, you may be subject to a deferred sales charge of up to 1.00%
of the lesser of the cost of the shares at the date of purchase or the value of shares at the time of redemption. The Fund's distributor may pay up to 1.00% to a broker-dealer, financial intermediary, or financial institution for purchase amounts of $1,000,000 or more.

*** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 90 days after settlement of purchase or acquisition through exchange, with certain exceptions.

**** Other Expenses are estimated for the Fund's current fiscal year.

+ If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder
Manual.

++ Until [____________] 2006, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the
Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, [_____]% of the average Fund's daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

                                     - 6 -

EXAMPLE

The example below is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year        3 Years        5 Years         10 Years
           $163*          $618          $1,100           $2,430

* For redemptions less than 90 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $____ higher due to the early redemption fee. For additional information, please refer to the
Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
QUICK GUIDE TO IMPORTANT INFORMATION

MINIMUM INITIAL INVESTMENT: $2,500 ($1,500 for IRAs and Automatic Investment
Plans) ($1,000 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts)

INVESTMENT ADVISER: Domini Social Investments LLC

COMMENCEMENT OF OPERATIONS: _________, 2005

DIVIDENDS: Distributed semi-annually, usually in June and December

CAPITAL GAINS: Distributed annually, usually in December

CUSIP NUMBER:            [ ___ ]

SHAREHOLDER SERVICES: 1-800-498-1351
--------------------------------------------------------------------------------

MORE ABOUT THE FUND

SOCIALLY RESPONSIBLE INVESTING

In addition to traditional financial considerations, socially responsible investors factor social and environmental standards into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that have enlightened management able to serve the challenges of long-term broad-based wealth creation in society. In the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to create a more sustainable world.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

                                     - 7 -

At Domini, in addition to applying social and environmental standards to all of our investments, we work with companies to improve their social and environmental performance through dialogue with corporations on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental standards.

THE SOCIAL AND ENVIRONMENTAL STANDARDS APPLIED TO THE FUND

The Domini European Social Equity Portfolio provides shareholders with exposure to a core portfolio of companies based in Europe selected according to a balancing of multiple social and environmental standards. The Manager focuses on the concept of long-term, broad-based, societal wealth creation as a primary theme driving its assessment of corporations. In order to judge the suitability of a company for investment by the Fund, the Manager evaluates the overall potential of the company to create broad-based societal wealth, balancing positive and negative factors as they relate to the company's core business and the vision and strategy of management on social and environmental issues. The companies that the meet the social and environmental standards of the Manager must then meet financial performance criteria of the submanager.

Although European companies, investors, and other stakeholders share many of the social and environmental concerns that arise in the United States, differences exist between U.S. and European companies and between U.S. and European stakeholders. An international socially responsible mutual fund is best managed with an understanding and respect for these cultural and regulatory differences.
The Manager will work to appropriately reflect European social and environmental concerns, while continuing to address the concerns of U.S. investors.

The Fund applies multiple social and environmental standards to all of its investments. In addition, the Fund seeks to use its position as a shareholder to raise issues of social and environmental performance with corporate management.

The Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from gambling enterprises, or have a significant direct ownership share in, operate or design, nuclear power plants.
The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary standards described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following factors when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

o      CORPORATE GOVERNANCE

o      COMMUNITY AND CORPORATE CITIZENSHIP

o      EMPLOYEE RELATIONS AND DIVERSITY

o      ENVIRONMENT AND SUSTAINABILITY

o      LABOR AND OTHER HUMAN RIGHTS

                                     - 8 -

o      PRODUCT AND CONSUMER ISSUES

The social and environmental standards used to select the Fund's investments are designed to reflect many of those widely used by socially responsible investors in the U.S. and Europe. However, you may find that some companies in which the
Fund invests do not reflect your social or environmental standards. You may wish to review a list of the companies in the Fund's portfolio to decide if they meet your personal standards. To obtain portfolio holdings information, please refer to "Additional Investment Strategies, Risk, and Portfolio Holdings Information."

No company is a perfect model of social or environmental responsibility. Each year, the Fund will seek to use its voice as a shareholder to raise issues of social and environmental performance with corporate management. Various barriers, including regulatory, geographic, and language barriers, may impair the Fund's ability to use its influence effectively.

Domini may, at its discretion, choose to apply additional standards, or to modify the application of the standards listed above, to the Fund, at any time, without shareholder approval. This will impact investments held by the Fund, and may cause certain companies or industries to be dropped from or added to the
Fund's portfolio. In addition, Domini reserves the right to vary the application of these standards to the Fund, depending, for example, on such factors as asset class, market capitalization, investment style, access to quality data on an issuer's social or environmental performance, and cultural factors that may vary by region or country.

ADDITIONAL INVESTMENT STRATEGIES, RISK, AND PORTFOLIO HOLDINGS INFORMATION

TEMPORARY INVESTMENTS

The Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund's performance. You should note, however, that the Fund may decide not to use a different investment strategy for defensive purposes -- even in the event of deteriorating market conditions.

CASH RESERVES

Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the
Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities bankers' acceptances, commercial paper, certificates of deposit, bank deposits, repurchase agreements, or certificates of deposit at banks or other financial institutions focused on sustainability or community investing. The issuers of these securities must satisfy the Fund's social standards as applied by the Manager.

                                     - 9 -

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although it is not a principal investment strategy, the Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities
(such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to the Fund's primary strategy, permit the Fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the Fund's portfolio investments. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the submanager expected. As a result, the use of these techniques may result in losses to the
Fund or increase volatility in the Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the
Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

INVESTMENT STRUCTURE

The Fund invests its assets in another registered investment company that has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from its underlying portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund's shareholders to do so.
The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment advisor to manage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include its underlying portfolio, unless the context requires otherwise.

TURNOVER RATE

The annual portfolio turnover rate for the Domini European Social Equity Trust, in which the Domini European Social Equity Portfolio invests, is expected to be within a range of 70 - 110%.

                                     - 10 -

The sale of securities may produce capital gains, which when distributed are taxable to the Fund's shareholders. Active trading may result in increased transaction costs.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (January 31, April 30, July 31, and October 31) in the Annual Report and Semi-Annual Report to Fund shareholders and in the
Quarterly Report on Form N-Q. The Annual and Semi-Annual Reports will be available by mail from Domini. To obtain copies of Annual and Semi-Annual
Reports, free of charge (when available), call 1-800-498-1351. Each Annual,
Semi-Annual and Quarterly Report will also be available online at www.domini.com and on the EDGAR database on the SEC's website, www.sec.gov. The Fund is newly created and has not yet issued any Annual, Semi-Annual, or Quarterly Reports.

In addition, Domini's website contains information about the Fund's portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and
December 31). This information is provided on the website with a lag of at least
30 days and will be available until updated for the next calendar quarter. To find this information, please visit www.domini.com, click on "Domini Funds" at the top of the page, and select the Fund to retrieve its portfolio holdings information.

ADDITIONAL INFORMATION

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund's investment strategies and risks, the Fund's
Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com.

                                     - 11 -

WHO MANAGES THE FUND?

INVESTMENT MANAGER

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor,
New York, NY 10012, has been managing money since November 1997. As of June 30,
2005, Domini has more than $1.5 billion in assets for investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Fund with research, investment supervisory services, overall operational support, and administrative services to the Fund. Domini sets the social and environmental standards for the
Fund and determines which stocks meet these standards.

The investment research team at Domini is comprised of Steven Lydenberg, Jeff
MacDonagh, and Kimberly Gladman.

Steven Lydenberg, CFA, is chief investment officer of Domini Social Investments and vice president of the Domini Funds. He has been active in social research since 1975. Mr. Lydenberg was a founder of KLD Research & Analytics, Inc., served as its research director from 1990 to 2001, and served on KLD's Domini
400 Social Index(SM) Committee from 2001 through March 31, 2005. From 1987 to
1989, he was an associate with Franklin Research and Development Corporation
(now known as Trillium Asset Management). For 12 years he worked with the
Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from Columbia
College and an M.F.A. in theater arts from Cornell University, and holds the
Chartered Financial Analyst designation.

Jeff MacDonagh, CFA, is the senior research analyst responsible for the application of the Fund's social and environmental standards. Mr. MacDonagh was an Assistant Portfolio Manager at Loring, Wolcott & Coolidge Fiduciary Advisors
from 2003 through June 2005. His responsibilities included portfolio management, screening for social investments, proxy voting, and community development investing. From 2000 to 2003, he was a social investment researcher at KLD
Research & Analytics, Inc. Mr. MacDonagh graduated from University of Wisconsin
- Madison with degrees in Mathematics, Physics, and Philosophy, and holds
Master's degrees in Technology Policy and Environmental Planning from MIT, and the Chartered Financial Analyst designation.

Kimberly Gladman, Ph.D. is the associate research analyst responsible for the application of the Fund's social and environmental standards. Dr. Gladman previously worked in Domini's Shareholder Advocacy department, where she engaged companies on a range of social and environmental issues through shareholder resolution filings and direct dialogue. Before joining Domini in 2001, she had an academic career, focused on interdisciplinary teaching and research. She holds degrees in Literature from Yale and NYU.

INVESTMENT SUBMANAGER

Wellington Management Company, LLP (Wellington or the Submanager), with its main offices at 75 State Street, Boston, MA 02109, provides investment submanagement services to the Fund pursuant to a Submanagement Agreement with Domini.
Wellington had approximately $[ ] billion in assets under management as of June
30, 2005, including $[ ] billion in assets for which Wellington acts as a submanager. Wellington and its affiliated companies managed over $[ ] billion in socially responsible assets as of June 30, 2005.

                                     - 12 -

The Submanager buys and sells stocks that Domini determines meet the Fund's social and environmental standards using a quantitative stock selection approach within a risk-managed portfolio construction framework. The quantitative stock selection approach incorporates a diverse set of strategies based on fundamental and technical inputs. The models incorporate value and momentum as primary investment themes.

Sylvia S. Han, CFA, is the portfolio manager responsible for the management of the Fund. Doris T. Dwyer provides portfolio management and securities analysis services to the Fund. Ms. Han joined Wellington Management as an investment professional in 1990. Ms. Dwyer joined Wellington Management as an investment professional in 1998. The Statement of Additional Information contains additional information about the compensation of these investment professionals, other accounts managed by these investment professionals, and their ownership of the securities of the Fund.

For the services Domini and the Submanager provide to the Fund during the fiscal year ended July 31, 2006, it is estimated that they will receive a total of
0.71% of the average daily net assets of the Fund, after waivers.

THE FUND'S DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund's shares. The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay distribution and service fees. These fees may equal up to
0.25% of the average daily net assets of the Fund's Class A Shares. Because distribution and service fees are paid out of the assets of the Fund on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

These fees may be used to make payments to the Fund's distributor and to broker-dealers, financial intermediaries, financial institutions, or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing, or other promotional activity, and for providing personal service or the maintenance of shareholder accounts.

The Fund's distributor and/or its affiliates may also make payments for shareholder servicing activities out of their past profits and other available sources. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements. These payments may be referred to as "revenue sharing payments." The recipients of such payments may include the Fund's distributor and other affiliates of the Manager, broker-dealers, financial institutions, and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial advisor for details about the revenue sharing payments it may receive.

For more information about the Fund's distribution plan, see the expense tables in "The Fund at a Glance" section of this prospectus and in the Statement of
Additional Information.

                                     - 13 -

SHAREHOLDER MANUAL

This section provides you with information about how sales charges are calculated, buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the
Fund.

TABLE OF CONTENTS

How to Open an Account.....................................................
       Types of Accounts...................................................
How Sales Charges Are Calculated...........................................
      Reducing Your Sales Charges..........................................
      Waivers of Deferred Sales Charges....................................
      Reinstatement Privilege..............................................
      More About Deferred Sales Charges....................................
   Buying, Selling, and Exchanging Shares..................................
   Automatic Transaction Plans.............................................
   Additional Information on Selling Shares................................
   How the Price of Your Shares Is Determined..............................
       How can I find out the NAV of my shares?............................
       How do you determine what price I will get when I buy shares?.......
       How do you determine what price I will get when I sell shares?......
       How is the value of securities held by the Fund determined?.........
   Fund Statements and Reports.............................................
   Dividends and Capital Gains.............................................
   Taxes...................................................................
   Anti-Money Laundering...................................................
   Rights Reserved by the Fund.............................................

You may buy shares of the Fund from:

o    A broker-dealer, financial intermediary, or financial institution that has entered into an agreement with the Fund's distributor (each called a
     Service Organization)

o    The Fund, but only if you are investing through certain qualified plans or
     Service Organizations

Please call your Service Organization or, if you do not have a brokerage account with a Service Organization, call our Fund Services department toll-free at
1-800-498-1351, for more information on the following:

o      Investing in the Fund

o      Your account

o      The daily share price of your shares

o      Socially responsible investing

Fund Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may review account information, and obtain the share price for your shares
24 hours a day, 7 days a week, by using our automated telephone system.

                                    - A-1 -

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME,
ADDRESS, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO
ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS.

-------------------------------------------------------------------------------

QUICK REFERENCE - DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO

ACCOUNT STATEMENTS are mailed quarterly.

TRADE CONFIRMATIONS are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

ANNUAL AND SEMI-ANNUAL REPORTS are mailed in late September and March, respectively, and are available online at www.domini.com.

-------------------------------------------------------------------------------

                                    - A-2 -

                               Shareholder Manual

 HOW TO OPEN AN ACCOUNT

1. Read this prospectus (and please keep it for future reference).

2. Review "Types of Accounts" and decide which type is appropriate for you.

3. Decide how much you want to invest.

     The  minimum initial investment in the Fund is:

     o    $2,500 for regular accounts ($1,500 if using our Automatic Investment
          Plan)

     o    $1,500 for Retirement Accounts (our Automatic Investment Plan is also available for Retirement Accounts)

     o    $1,000 for UGMA/UTMA Accounts (our Automatic Investment Plan is also available for UGMA/UTMA Accounts)

     o    $1,000 for Coverdell Education Savings Accounts (our Automatic
          Investment Plan is also available for Coverdell Education Savings
          Accounts)

     The minimum to buy additional shares of the Fund is:

     o    $50 for accounts using our Automatic Investment Plan

     o    $100 for all other accounts

4. Contact your Service Organization.

WHAT IS "GOOD ORDER"?

Purchase, exchange, and sale requests must be in "good order" to be accepted by the Fund. To be in "good order" a request must include:

o    The Fund name

o    The account number

o    The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale

o    Name, address, and other information that will allow us to identify you

o    The signatures of all owners exactly as registered on the account (for redemption or exchange requests by mail)

o    A Medallion Signature Guarantee, if required (see "Additional Information on Selling Shares" below)

o    Any supporting legal documentation that may be required

                                    - A-3 -

                               Shareholder Manual

TYPES OF ACCOUNTS

You may invest in the Fund through the following types of accounts:

--------------------------------------------------------------------------------
INDIVIDUAL AND JOINT ACCOUNTS    Invest as an individual or with one or more
(NONRETIREMENT)                  people. If you are opening a joint account,
                                 joint tenancy with rights of survivorship will
                                 be assumed unless other ownership is noted on
                                 your Account Application. You may also open an
                                 account to invest assets held in an existing
                                 personal trust.
--------------------------------------------------------------------------------
INDIVIDUAL RETIREMENT ACCOUNTS   You may open an account to fund a traditional
IRA                              or a Roth IRA. (IRAS) There is a $10 annual
                                 maintenance fee per shareholder.
--------------------------------------------------------------------------------
UNIFORM GIFTS/TRANSFERS TO       These accounts are maintained by a custodian
MINORS ACT (UGMA/UTMA)           you choose (which may be you) on behalf of a
ACCOUNTS                         minor. They provide a simple method for giving
                                 irrevocable gifts to children without having to
                                 establish a formal trust.
--------------------------------------------------------------------------------
COVERDELL EDUCATION SAVINGS      These accounts may be established on behalf of
ACCOUNTS (FORMERLY EDUCATION     any child with a Social Security number and are
IRAS)                            used to save for higher education expenses.
                                 There is a $10 annual maintenance fee per
                                 shareholder.
--------------------------------------------------------------------------------
EMPLOYER-SPONSORED RETIREMENT    If offered by your employer, you may be able to
PLANS                            open an account as part of an employer-
                                 sponsored retirement plan, such as a 401(k)
                                 plan, 403(b) plan, SEP-IRA, or SIMPLE IRA.
--------------------------------------------------------------------------------
FOR AN ORGANIZATION              You may open an account for a trust,
                                 corporation, partnership, endowment,
                                 foundation, or other entity.
--------------------------------------------------------------------------------

You may request the application you need for the account type you have selected by contacting your Service Organization.

Automatic transaction plans are available for all account types. Please see
"Buying, Selling, and Exchanging Shares" for more information.

HOW SALES CHARGES ARE CALCULATED

o    You buy shares of the Fund at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%.

o    You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).

o    You do not pay a sales charge on the Fund's dividends or distributions that you reinvest in Fund shares.

o    The Fund's shares are subject to an annual distribution (12b-1) fee up to
     0.25% of the Fund's average daily net assets.

The table below shows the rate of sales charge you pay, depending on the amount of shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of shares you purchase. The Fund offers additional ways to reduce your sales charges as provided under "Reducing Your
Sales Charges" below.

                                    - A-4 -

                               Shareholder Manual

                                                      FRONT-END SALES CHARGE*

                                                                  PERCENTAGE OF
                                                  PERCENTAGE OF     NET AMOUNT
 AMOUNT OF PURCHASE                               OFFERING PRICE     INVESTED
 Less than $50,000..............................      4.75%           4.99%
 $50,000 but less than $100,000.................      3.75%           3.90%
 $100,000 but less than $250,000................      2.75%           2.83%
 $250,000 but less than $500,000................      1.75%           1.78%
 $500,000 but less than $1 million..............      1.00%           1.01%
 $1 million and over **.........................      None             None

----------------
*    Shares may be available to retirement plans without an initial sales charge where such plan's record keeper offers only load-waived shares and the shares are held on the books for the Fund through an omnibus account.
     Initial sales charges may also be waived upon direct rollovers by plan participants of distributions from certain 401(k) plans. Subsequent investments may, however, be subject to the applicable sales charge.

**   You pay no initial sales charge when you invest $1 million or more in the
     Fund's shares. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase. The Fund's distributor may pay up to
     1.00% to a Service Organization for purchase amounts of $1 million or more.
     In such cases, starting in the 13th month after purchase, the Service
     Organization will also receive the annual distribution fee of up to 0.25%
     of the average daily net assets of the Fund held by its clients. Prior to the 13th month, the Fund's distributor will retain the service fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund's distributor, the Service Organization will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Organization for more information.

Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service Organization may also receive the annual distribution fee payable on Fund shares at an annual rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

The Manager advises or sponsors other mutual funds that have differing sales charges and fees based on whether investors use the services of Service
Organizations. One of these funds, the Domini European Social Equity Fund, has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. Investors in the Domini European Social
Equity Fund do not pay a front-end sales charge. It may not be available through your Service Organization.

Please contact your Service Organization for more information about sales charges. Additional information about sales charges is also included in the
Fund's Statement of Additional Information.

REDUCING YOUR SALES CHARGES

There are several ways you can combine multiple purchases of Fund shares to take advantage of the breakpoints in the sales charge schedule.

o RIGHT OF ACCUMULATION. The right of accumulation lets you add the value of any
Fund shares you already own and for which a sales charge was paid to the amount of your next purchase for purposes of calculating the initial sales charge.

o LETTER OF INTENT. A letter of intent lets you purchase Fund shares over a
13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in the

                                    - A-5 -

                               Shareholder Manual

Fund's shares during the next 13 months. The calculation of this amount would include your current holdings of all Fund shares, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

o GROUP INVESTMENT PROGRAM. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.

In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your
Service Organization.

WAIVERS OF DEFERRED SALES CHARGES

The deferred sales charge that may be charged on investments in excess of $1 million that are sold within one year of the last day of the month of purchase will be waived in the case of:

o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (1)
     registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b)
     Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (1)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 59 1/2); (2)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (3) a tax-free return of an excess IRA contribution (a
     "distribution" does not include a direct transfer of IRA, 403(b) Custodial
     Account, or retirement plan assets to a successor custodian or trustee).
     The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

o    Sales of shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under "Systematic Withdrawal Plan."

                                    - A-6 -

                               Shareholder Manual

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. T he records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.

REINSTATEMENT PRIVILEGE

If you sell shares of the Fund, you may reinvest some or all of the proceeds in the Fund within 120 days without a sales charge, as long as the Fund's distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Fund shares, if you notify your Service Organization. All accounts involved must have the same registration.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a deferred sales charge on:

o    Shares representing reinvested distributions and dividends

o    Shares held longer than 1 year from the last day of the month of purchase

o    Shares exchanged for shares of any other Domini Advisor Fund

Each time you have a request to redeem shares, the Fund will first redeem any shares in your account that have been held the longest.

The Fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.

                                    * * * * *

For more information about sales charges, you may visit the Fund's website at
www.domini.com, consult your Service Organization, or refer to the Fund's
Statement of Additional Information.

                                    - A-7 -

BUYING, SELLING, AND EXCHANGING SHARES

The following chart describes all the ways you can buy, sell, and exchange Class
A shares of the Fund. If you need any additional information or assistance, please contact your Service Organization or call 1-800-498-1351.

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
THROUGH A SERVICE                  Domini Social Equity Portfolio
ORGANIZATION OR BY MAIL(4)         P.O. Box 9785
                                   Providence, RI 02940-9785

Through a Service                  To buy shares:
Organization you may:
BUY                                o    For your initial investment, contact
SELL                                    your Service Organization to open a
EXCHANGE                                brokerage account and make
                                        arrangements to buy shares. Your
Certain investors may,                  Service Organization may charge an
by mail:                                annual account maintenance fee.
BUY
SELL                               o    Complete an Account Application and
EXCHANGE                                deliver it with your check to your
                                        Service Organization.

                                   o    Qualified retirement plans and certain
                                        other investors who are clients of
                                        certain Service Organizations may mail
                                        the completed Account Application and
                                        check directly to the Fund at the
                                        address above.

                                   o    For subsequent investments, fill out the
                                        investment slip included with trade
                                        confirmations or account statements, or
                                        send a note with your check indicating
                                        the Fund name, the account number, and
                                        the dollar amount. Deliver the check and
                                        your investment slip or note to your
                                        Service Organization or, if you are a
                                        qualified retirement plan or an investor
                                        who is eligible to buy shares directly
                                        from the Fund, mail them directly to the
                                        Fund.

                                   o    Your check must be made payable to
                                        "Domini Funds." Always include your
                                        account number on your check. Note: For
                                        our mutual protection, the Fund cannot
                                        accept cashier's checks, money orders,
                                        checks made payable to third parties,
                                        starter checks, or travelers checks.

                                   o    Please note that if you purchase shares
                                        by check and you sell those shares soon
                                        after that purchase, your redemption
                                        proceeds will not be sent to you until
                                        your check clears, which may take up to
                                        8 business days after purchase.

                                    - A-8 -

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
THROUGH A SERVICE ORGANIZATION     To sell shares:
OR  BY MAIL(4)
(Continued)                        o    Contact your Service Organization to
                                        sell shares of the Fund. Your Service
                                        Organization may charge you a fee for
                                        executing your order. The amount and
                                        applicability of such fee is
                                        determined and disclosed by your
                                        Service Organization.

                                   o    For accounts held directly at the Fund,
                                        send written requests to sell shares to
                                        the Fund at the address above.

                                   o    If you have a brokerage account with a
                                        Service Organization, your redemption
                                        proceeds will be placed in your account
                                        and not reinvested without your specific
                                        instruction. In other cases, unless you
                                        direct otherwise, your redemption
                                        proceeds will be paid by check and
                                        mailed to your address of record.

                                        You must include the following
                                        information or your redemption request
                                        may be returned:

                                   o    The Fund name

                                   o    The Fund account number

                                   o    The dollar amount or number of shares

                                   o    The signatures of all authorized signers
                                        exactly as they appear on the initial
                                        application

                                   o    A Medallion Signature Guarantee, if
                                        required (see "Additional Information on
                                        Selling Shares" below)

                                   To exchange shares:

                                   o    Contact your Service Organization to
                                        exchange your shares into shares of
                                        another Domini Advisor Fund.

                                   o    If you do not have a brokerage account
                                        with a Service Organization, send
                                        written exchange requests to the Fund at
                                        the address above.

                                   o    Please note that no other Domini Advisor
                                        Fund is currently being offered.

                                   You must include the following information or
                                   your exchange request may be returned:

                                   o    The Fund names

                                   o    The Fund account numbers

                                   o    The dollar amount or number of shares

                                   o    The signatures of all authorized signers
                                        exactly as they appear on the initial
                                        application
---------------------------------- ---------------------------------------------

                                    - A-9 -

               METHOD                               INSTRUCTIONS
---------------------------------- ---------------------------------------------
PHONE(1,2,3,4)                     If you do not have a brokerage account with a
Certain investors may,             Service Organization, you may be eligible to
by phone:                          sell or exchange shares by phone through the
SELL                               Fund. You must complete an authorization form
EXCHANGE                           to authorize telephone transfers.

                                   Automated:

                                   o If eligible, you may sell or exchange
                                     shares using our automated telephone
                                     account access system 24 hours a day by
                                     following these steps:

                                   o Dial 1-800-498-1351.

                                   o Select "1" for automated account access.

                                   o Select "1" again for account information.

                                   o Enter your account number followed by the
                                     pound sign (#).

                                   o Enter your Personal Identification Number
                                     (PIN).

                                   o Press "2" to process a transaction.

                                   o At any time you may press "8" to return
                                     to the previous menu or "9" to return to
                                     the main menu.

                                    - A-10 -

               METHOD                            INSTRUCTIONS
---------------------------------- ---------------------------------------------
PHONE(1,2,3,4)                     Fund Services:
(Continued)
                                   If eligible, you may sell or exchange shares
                                   by calling 1-800-498-1351, business days,
                                   9 am - 5 pm, Eastern Time, by following these
                                   steps:

                                   o Dial 1-800-498-1351.

                                   o Select "2" to speak with a Fund Services
                                     representative.

                                   Access to the automated telephone system may
                                   be limited during periods of peak demand,
                                   market volatility, system upgrades or
                                   maintenance, or for other reasons.
---------------------------------- ---------------------------------------------
BANK WIRE(4)                       If you do not have a brokerage account with a
Certain investors may, by          Service Organization, you may be eligible to
bank wire:                         have your redemption proceeds sent by wire to
                                   a bank account designated on your
Sell                               authorization form by requesting receipt of
                                   such proceeds by wire, in writing, or by
                                   speaking with a Fund Services representative
                                   at 1-800-498-1351.

                                   To establish wire redemption privileges on a
                                   new account, fill out the appropriate area on
                                   the Account Application and attach a voided
                                   check.

                                   If you would like to establish wire
                                   redemption privileges on an existing account,
                                   you must submit a written request that
                                   contains the following information:

                                   o Bank name and address

                                   o ABA/routing number

                                   o Account name and number

                                   o Account type (checking, money market, or
                                     savings)

                                   A Medallion Signature Guarantee must be
                                   included on the letter (see "Additional
                                   Information on Selling Shares" below). There
                                   is a $10 wire transfer fee (deducted directly
                                   from sale proceeds) and a $1,000 minimum wire
                                   amount. The wire transfer fee and the minimum
                                   wire amount may be waived for certain
                                   individuals and institutions at the Manager's
                                   discretion.
---------------------------------- ---------------------------------------------

(1)  First-time users will need to call 1-800-498-1351, business days, 9 am - 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing
     House) privileges, which are necessary to use this service.

(2)  Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

(3)  Certain investors may place ACH transactions through the automated telephone account access system. Your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund if received by 4 pm. This may take up to 48 hours.

(4)  Redemptions or exchange of shares made less than 90 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund. Please see
     "Market Timing and Redemption Fee" below for additional information.

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Advisor Fund. You may also deposit redemption proceeds into the Domini Money Market Account.(R)

                                    - A-11 -

--------------------------------------------------------------------------------
  DOMINI MONEY MARKET ACCOUNT(R)

  The Domini Money Market Account (DMMA) offered through ShoreBank is an
  FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call
  1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Funds are not insured by the FDIC.
--------------------------------------------------------------------------------

For more information on transferring assets from another mutual fund family, please contact your Service Organization or call the Fund at 1-800-498-1351.

                                    - A-12 -

                               Shareholder Manual

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

AUTOMATIC INVESTMENT PLAN

You may authorize your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund, to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in the Fund in monthly, quarterly, semi-annual, or annual intervals.
This service can be established for your account at any time. Your Service
Organization may charge you a fee to participate in an automatic investment plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Fund, there may be periodic delays in posting the funds to your account.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of the Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to a redemption fee
(if applicable).

The amount of your investment in the Fund at any time you elect to participate in the Systematic Withdrawal Plan is referred to as your "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of the deferred sales charge may not exceed a maximum of 10% annually of your initial account balance.

The Fund reserves the right to change the terms and conditions of the Systematic
Withdrawal Plan.

Your Service Organization may charge you a fee to participate in the Systematic
Withdrawal Plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

THE ADVANTAGE OF DOLLAR-COST AVERAGING

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to "buy low and sell high."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals
(monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund's Automatic Investment Plan.

                                    - A-13 -

                               Shareholder Manual

ADDITIONAL INFORMATION ON SELLING SHARES

SIGNATURE GUARANTEES

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

o    Sales (redemptions) exceeding $100,000

o    Written sales requests, regardless of amount, made within 30 days following any changes in account registration

o    Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature
Guarantee program:

o    Banks

o    Savings institutions

o    Credit unions

o    Broker-dealers

o    Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation or waive certain documentation requirements prior to accepting requests for redemptions.

UNUSUAL CIRCUMSTANCES

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

                                    - A-14 -

                               Shareholder Manual

The Fund may postpone payment of redemption proceeds under either of these circumstances:

o    During any period in which the New York Stock Exchange is closed or in which trading is restricted

o    If the SEC determines that an emergency exists

LARGE REDEMPTIONS

It is important that you call your Service Organization or the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all
Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to 7 days -- if the amount to be redeemed will disrupt the Fund's operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

MARKET TIMING AND REDEMPTION FEE

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs.
Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund's transaction costs, such as brokerage expenses. DO NOT INVEST
WITH THE FUND IF YOU ARE A MARKET TIMER.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 90 days. The redemption fee will be deducted from your redemption or exchange proceeds and returned to the Fund. If you acquired shares on different days, the "first in, first out"
(FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed or exchanged first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on:

o    Shares acquired as a result of reinvestment of dividends or distributions

o    Shares purchased, exchanged, or redeemed by means of a preapproved
     Automatic Investment Plan or Systematic Withdrawal Plan arrangement

o    Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee

o    Shares redeemed or exchanged through certain qualified retirement plans that do not have the systematic capability to process the redemption fee

                                    - A-15 -

o    Shares redeemed following the death of a shareholder

o    Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

The Fund's Board of Trustees has also approved methods for the fair valuation of securities held in the Fund's portfolio in an effort to deter market timing activities. Please see "How the Price of Your Shares is Determined -- How is the
value of securities held by the Fund determined?" for more information.

In addition, the Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading or market timing activities.

Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients' transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. In addition, the Fund may not be able to review transactions of any particular investor if that investor holds
Fund shares through an omnibus account. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees and improve transparency. Because the Fund may not be able to detect all instances of market timing, particularly in omnibus accounts, there is no guarantee that the Fund will be able to deter or eliminate market timing or excessive trading of Fund shares.

        ---------------------------------------------------------------

               IMPORTANT: Once a redemption order is placed, the
               transaction CANNOT be cancelled by the shareholder.
        ---------------------------------------------------------------

                                    - A-16 -

                               Shareholder Manual

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value (NAV) per share of the
Fund, plus any applicable sales charge, next determined after receipt of your request in good order. The net asset value (NAV) of the Class A Shares of the
Fund is determined at the close of regular trading on the New York Stock
Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities
(debts) of the Class A Shares of the Fund from the value of their assets, and dividing the difference by the number of outstanding Class A Shares of the Fund.

----------------------------------------------------------------------------
     Net Asset Value (NAV) per share =  Total Assets - Total Liabilities
                                        --------------------------------
                                          Number of Shares Outstanding
----------------------------------------------------------------------------

To calculate the value of your investment, simply multiply the NAV per share by the number of shares of the Fund you own.

HOW CAN I FIND OUT THE NAV OF MY SHARES?

You may obtain the NAV for your shares 24 hours a day BY PHONE by calling
1-800-498-1351 from a touch-tone phone and accessing our automated telephone system.

QUARTERLY STATEMENTS: You will also receive this information quarterly, on your account statement.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I BUY SHARES?

If your order is received by the Fund by 4 pm, Eastern Time, in good order, the price you will receive will be the NAV per share determined at the end of that day, plus the applicable sales charge. For current shareholders who place ACH transactions through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund. This may take up to 48 hours.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order, minus any applicable redemption fee or sales charge. See "What Is 'Good Order'?" on page
[A-3] of this prospectus. Please note that redemption requests received after the share price has been calculated for the Fund, normally 4 pm, Eastern Time, will be processed at the share price that is calculated by the Fund on the next business day the Fund's share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock
Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 90 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption

                                    - A-17 -

fee, with certain exceptions. (See "Additional Information on Selling Shares --
Market Timing and Redemption Fee" above for more information.) Sales of shares within one year of the last day of the month of purchase may be subject to a deferred sales charge. (See "How Sales Charges are Calculated" above for more information). If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

HOW IS THE VALUE OF SECURITIES HELD BY THE FUND DETERMINED?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. When the Fund uses fair value pricing, the Fund's value for a security may be different from quoted market values.

Because the Fund invests primarily in the stocks of companies based in Europe, it is expected that there may be circumstances in which the Fund will use fair value pricing -- for example, when significant events which may have an impact on the market price of securities occur after the local closing time of a
European exchange but prior to the time the Fund calculates its NAV.

Please note that the Fund holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees.

FUND STATEMENTS AND REPORTS

HOUSEHOLDING

To keep the Fund's costs as low as possible, and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify your Service Organization or our Shareholder Services department at
1-800-498-1351.

CONFIRMATION STATEMENTS

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to your Service
Organization or our Shareholder Services department at 1-800-498-1351.

                                    - A-18 -

FUND FINANCIAL REPORTS

The Fund's Annual Report is mailed in September, and the Fund's Semi-Annual
Report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings. You may choose to receive these reports by email rather than hard copy by contacting your Service Organization. The Fund's most recent reports will be available online at www.domini.com. The Fund is newly created and has not yet issued any
Annual or Semi-Annual Reports.

TAX STATEMENTS

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS.
These are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Fund semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares.
Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. You do not pay a sales charge on reinvested dividends. In either case, dividends are normally taxable to you in the manner described below.

TAXES

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

TAXABILITY OF DIVIDENDS

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the
Fund as "qualified dividend income." Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

BUYING A DIVIDEND

Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

                                    - A-19 -

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

  ---------------------------------------------------------------------------

   IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) taxes, at the rate of 28%, from certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.
  ---------------------------------------------------------------------------

ANTI-MONEY LAUNDERING

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

RIGHTS RESERVED BY THE FUND

The Fund and its agents reserve the following rights:

o    To waive or change investment minimums

o    To refuse any purchase or exchange order

o    To stop selling shares at any time

o    To change, revoke, or suspend the exchange privilege

o    To suspend telephone transactions

o    To cancel any purchase or exchange order (including, but not limited to, orders that involve, in the Manager's opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

o    To implement additional policies designed to prevent excessive trading

o    To adopt policies requiring redemption of shares in certain circumstances

o    To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

o    To otherwise modify the conditions of purchase and any services at any time

o    To act on instructions believed to be genuine

o    To notify shareholders and redeem accounts (other than retirement and
     Automatic Investment Plan accounts) with a value of less than $1,500

                                    - A-20 -

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

                                    - A-21 -

FINANCIAL HIGHLIGHTS
The Fund is newly created and has not yet issued financial highlights.

Domini Social Investments,(R) Domini European Social Equity Portfolio, (SM)
Domini Money Market Account,(R) The Way You Invest Matters,(R) and domini.com(R)
are registered service marks of Domini Social Investments LLC.

FOR ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments will be available in the
Fund's Annual and Semi-Annual Reports to shareholders. These reports will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year or the last six months, as applicable, as well as a complete listing of the Fund's holdings. They will be available by mail from Domini Social Investments, or online at www.domini.com. The Fund is newly created and has not yet issued any
Annual or Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of
Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, or online at www.domini.com.

PROXY VOTING AND SOCIALLY RESPONSIBLE INVESTING

Visit www.domini.com for more complete information about Domini Social
Investments' proxy voting policies and procedures, and to learn more about socially responsible investing.

CONTACT YOUR SERVICE ORGANIZATION OR DOMINI

To make inquiries about the Fund or obtain copies of any of the above free of charge, call your Service Organization or Domini at 1-800-498-1351 or write to:

Domini Social Investments
P.O. Box 9785
Providence, RI 02940-9785

SECURITIES AND EXCHANGE COMMISSION

Information about the Fund (including the Statement of Additional Information)
is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's
Public Reference Room in Washington, D.C. For more information about the Public
Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-21653

                       STATEMENT OF ADDITIONAL INFORMATION

                                ___________, 2005

                     DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO
                        a series of DOMINI ADVISOR TRUST

TABLE OF CONTENTS                                                        PAGE

1.  The Fund.............................................................

2.  Investment Information...............................................

3.  Determination of Net Asset Value; Valuation of Portfolio Securities;
    Additional Purchase and Sale Information.............................

4.  Management of the Fund and the Master Fund...........................

5.  Independent Registered Public Accounting Firm........................

6.  Taxation.............................................................

7.  Portfolio Transactions and Brokerage Commissions.....................

8.  Description of Shares, Voting Rights, and Liabilities................

9.  Financial Statements.................................................

Appendix A - Proxy Voting Policies and Procedures........................ A-1

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the
Domini European Social Equity Portfolio's Prospectus dated _______, 2005, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the
Fund's Prospectus without charge from Domini Social Investments by calling (800)
498-1351 or online at www.domini.com.

         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                      -2-

                                   1. THE FUND

         The Domini European Social Equity Portfolio (the "Fund") is a
diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Advisor Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of
Massachusetts on October 6, 2004, and commenced operations on February 4, 2005.
The Fund currently offers one class of shares, Class A shares.

         The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional
Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

         Domini Social Investments LLC ("Domini" or the "Manager") is the Fund's
sponsor and supervises the overall administration of the Fund. The Board of
Trustees provides broad supervision over the affairs of the Fund. Shares of the
Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor ("DSILD" or the "Distributor"). An investor should obtain from
Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Domini European Social Equity Trust (the "Master Fund"), a
diversified, open-end management investment company having the same investment objective as the Fund. The Master Fund is a series of Domini Social Trust. Prior to _____, 2005, the Domini Social Trust was named the Domini Social Index
Portfolio. The Master Fund seeks to achieve its investment objective by investing primarily in stocks of companies based in Europe that meet the Master
Fund's social and environmental standards. Domini is the Master Fund's investment manager. Domini determines which companies meet the Master Fund's social and environmental standards. Wellington Management Company, LLP
("Wellington" or the "Submanager") is the Master Fund's investment submanager.
Wellington manages the investments of the Master Fund from day-to-day in accordance with the Master Fund's investment objective and policies. References to the Fund in this Statement of Additional Information include the Master Fund, unless the context requires otherwise.

                            2. INVESTMENT INFORMATION

                              INVESTMENT OBJECTIVE

         The Fund's objective is to seek to provide its shareholders with long-term total return. The Fund seeks its objective by investing primarily in stocks of European companies that meet the Fund's social and environmental standards.

         The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Master Fund may also be changed without the approval of investors in the Master Fund, but not without written notice thereof to the investors in the Master Fund (and notice by the
Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of the Fund or the
Master Fund will be achieved.

                                      -3-

                      INFORMATION CONCERNING FUND STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Fund, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Master Fund may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Master Fund on the same terms and conditions as the
Fund and will bear a proportionate share of the Master Fund's expenses. However, the other investors investing in the Master Fund are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Master Fund. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the
Master Fund is available from the Manager at 212-217-1100.

         Smaller funds investing in the Master Fund may be materially affected by the actions of larger funds investing in the Master Fund. For example, if a large fund withdraws from the Master Fund, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns.
Additionally, the Master Fund may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Master Fund could have effective voting control of the operations of the Master Fund. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the
"SEC"), whenever the Fund is requested to vote on matters pertaining to the
Master Fund, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Master Fund meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Master Fund's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Master Fund. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.
Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

         The Board of Trustees believes that the aggregate per share expenses of the Fund and the Master Fund are less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Master Fund.

         The Fund may withdraw its investment from the Master Fund at any time if the Board of Trustees determines that it is in the best interests of the
Fund's shareholders to do so. The Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Master Fund. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund may incur brokerage, tax, or other charges in converting the securities to cash. The
Fund may also realize taxable income as the result of receiving an "in kind"
distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Master Fund to another pooled investment entity. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to

                                      -4-

manage the Fund's assets in accordance with the investment policies described above with respect to the Master Fund. In the event the Trustees were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                               INVESTMENT POLICIES

         The following supplements the information concerning the Fund's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Master Fund include the Fund, and references to the Fund include the Master Fund, unless in either case the context otherwise requires.

FOREIGN SECURITIES AND FOREIGN ISSUERS

         Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

         There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as
U.S. issuers. In particular, the assets and profits appearing on the financial statements of an foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

         Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

         In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

                                      -5-

         There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United
States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.
Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be
"eligible sub-custodians," as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

         Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund's portfolio.

         Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the
Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

         The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the
Fund may be required in some countries to invest initially through a local

                                      -6-

broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

         Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

         With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S.
corporations.

         Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

SUPRANATIONAL OBLIGATIONS

         Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the
European Bank for Reconstruction and Development, the Asian Development Bank and
the Inter-American Development Bank. Supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

DEPOSITORY RECEIPTS

         Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts ("ADRs"), European
Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and
GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

         ADRs, EDRs and GDRs are issued through "sponsored" or "unsponsored"
arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is generally

                                      -7-

available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

COMMON STOCK

         Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity.
Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

PREFERRED STOCK

         Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations.
The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula.
In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

         Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

CONVERTIBLE SECURITIES

         Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities - that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.
However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

SMALLER MARKET CAPITALIZATION COMPANIES

                                      -8-

         Investments in companies with smaller market capitalizations, including companies generally considered to be small cap issuers and medium sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

WARRANTS

         Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LOANS OF SECURITIES

         Consistent with applicable regulatory policies, including those of the
Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized at all times, (b) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

         The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, Domini, or the Submanager.

SHORT SALES

         Short sales of securities are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to replay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the

                                      -9-

broker (or by the Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

         The Fund may only enter into a short sale if it is "against the box".
If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

CONCENTRATION

         It is a fundamental policy of the Fund that it may not invest more than
25% of the total assets of the Fund in any one industry. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company which was not so concentrated.

ILLIQUID INVESTMENTS

         The Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Fund to sell illiquid securities at the desired time and at an acceptable price.

RULE 144A SECURITIES

         The Fund may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended
(the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Fund has no current intention to invest in these securities.

         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

         To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's

                                      -10-

assets invested in illiquid assets would increase. The Manager and the
Submanager will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

BORROWING

         The Fund may borrow in certain limited circumstances. See "Investment
Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the
Fund's portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Manager and
Submanager and the ability of the Fund to comply with certain provisions of the
Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be the Fund expense and will reduce the value of the Fund's shares.

REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement involves the sale of portfolio securities by the Fund to a broker/dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under "Investment Restrictions"
in this Statement of Additional Information. The Fund may have an opportunity to earn a great rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as "leverage" and may exaggerate any interim increase or decrease in the value of the Fund's assets. If the Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments,. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve
System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time
(usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

DERIVATIVES

                                      -11-

         The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund's income or gain.

         The Fund may purchase and sell single stock, currency or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter ("OTC") put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions which may be developed in the future to the extent that the Submanager determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as
"Derivatives"). The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

         The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a "commodity pool operator" with respect to the Fund under the Commodity
Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain
Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise
'covered' through ownership of the underlying security, financial instrument or currency. See "Use of Segregated and Other Special Accounts" below.

         Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of
Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors Associated with Derivatives" below. The degree of the
Fund's use of Derivatives may be limited by certain provisions of the Code. See
"Effects of Certain Investments and Transactions" below.

         CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an equity swap, which is described below under "Equity Swaps and Related Transactions." The Fund may enter into currency transactions only with counterparties that the Submanager deems to be creditworthy.

         The Fund may enter into currency forward contracts when the Submanager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the
U.S. dollar and foreign currencies.

         Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at

                                      -12-

the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors Associated with
Derivatives." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

         FUTURES CONTRACTS. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC.
Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract
(but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund
(adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of the Fund's long futures and options positions (futures contracts on single stocks, stock indices, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special
Accounts."

         SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S.
exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund

                                      -13-

to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

         OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write "covered"
put and call options on futures contracts on stock indices and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write "covered" put and call options on securities, indices, currencies and other financial instruments.
The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is
"covered" if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class"
(that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

         In all cases, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues.
Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

         In all cases, in purchasing a put option, the Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

                                      -14-

         The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

         Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available.
Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of
Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price.
The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation
("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is "in-the-money"
(that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

                                      -15-

         The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Submanager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with
U.S. Government securities dealers recognized by the Federal Reserve Bank of New
York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund.

         The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

                                      -16-

         The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

                  (A) OPTIONS ON STOCKS AND STOCK INDICES. The Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than
         (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor's
         100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite
         Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE")
         Composite Index, the American Stock Exchange ("AMEX") Market Value
         Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Computer Technology Index and the
         Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

                  If the Submanager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Submanager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

                  (B) OPTIONS ON CURRENCIES. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

                  (C) OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the

                                      -17-

         option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

                  The purchase of an option on a financial futures contract
         involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         EQUITY SWAPS AND RELATED TRANSACTIONS. The Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors and collars.
The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

         The Fund may enter into equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If the Fund enters into an equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the
Fund's obligations with respect to the swap. The Fund will only enter into equity swap, cap, floor or collar transactions with counterparties the
Submanager deems to be creditworthy. The Submanager will monitor the creditworthiness of counterparties to its equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The
Submanager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the
Submanager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Submanager is correct in its forecasts,

                                      -18-

there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         The liquidity of swap agreements will be determined by the Submanager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3)
dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades
(including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

         The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other
Special Accounts" below.

         There is no limit on the amount of equity swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the
Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

         INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single
Derivative, as part of a single or combined strategy when, in the judgment of the Submanager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be

                                      -19-

entered into by the Fund based on the Submanager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

         RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the
Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.
These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the

                                      -20-

maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

         Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if
Derivatives had not been used.

         RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the
United States and (5) lower trading volume and liquidity.

         USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the
Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the
Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

                                      -21-

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.
OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC option transactions, it will be subject to counterparty risk.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

         Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives.
The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the
Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

         Investors should note that the Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and
Exchange Commission ("SEC"), the Commodity Futures Trading Commission ("CFTC")
and the federal income tax requirements applicable to regulated investment companies.

CASH RESERVES

         The Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. The Fund does not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by the Fund will be rated at least P-1 by Moody's or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Board of Trustees. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Index and in order to meet anticipated redemption requests.

                            -------------------------

         The approval of the shareholders of the Fund and, as applicable, the investors in the Master Fund, is not required to change the investment objective or any of the investment policies discussed above

                                      -22-

(other than the policy regarding concentration by the Fund and the Master Fund), including those concerning security transactions.

                              PROXY VOTING POLICIES

         The Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by the Fund are cast in the best interests of the Fund's shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Fund to Domini. More details about the
Fund's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and
Procedures in Appendix A.

         All proxy votes cast for the Fund are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the
SEC's website at www.sec.gov.

                         PORTFOLIO HOLDINGS INFORMATION

         The Fund has implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Fund and are subject to periodic review by the Board of Trustees.

         Disclosure of the Fund's portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each
January 31, April 30, July 31, and October 31) in the Annual Report and the
Semi-Annual Report to Fund shareholders and in the Quarterly Report on Form N-Q.
The Fund is newly created and has not yet issued any Annual, Semi-Annual, or
Quarterly Reports. These reports will be available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. In addition, Domini's website
(www.domini.com) will contain information about the Fund's complete portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31,
June 30, September 30, and December 31). This information will be provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. This information is publicly available to all categories of persons.

         From time to time rating and ranking organizations, such as Standard and Poor's, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics.
The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To

                                      -23-

prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, as described above. In addition, the Fund's Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund's portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than seven business days after the end of the calendar quarter. In approving a request for an exception, the Chief
Compliance Officer will consider the recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. As of the date of this Statement of Additional
Information, the Fund has not entered into any arrangements to provide additional disclosure of portfolio holdings information to any rating and ranking organizations or pension plan consultants. The Board of Trustees will receive periodic reports if any entities receive disclosure regarding the Fund's portfolio holdings as described in this paragraph.

         In addition, the service providers of the Master Fund and the Fund, such as the Submanager, custodian, and transfer agent, may receive portfolio holdings information in connection with their services to the Master Fund and the Fund, as applicable. The Submanager also provides information regarding the
Master Fund's portfolio holdings to certain of its service providers in connection with the services provided to the Submanager by such service providers (such as performance attribution analysis, portfolio management systems and clearing).

         In no event shall Domini, Domini's affiliates or employees, the
Submanager, the Submanager's affiliates or employees, or the Master Fund or Fund receive any direct or indirect compensation in connection with the disclosure of information about the Master Fund's or the Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         Each of the Master Fund and the Fund has adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Master Fund or Fund, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Master Fund or Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Master Fund or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding
"voting securities" of the Master Fund or Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each
Fund shareholder will have one vote for each dollar of net asset value.

         Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Master Fund, the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Master Fund, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Master Fund that is identical in all material respects to a proposal that has previously been approved by the shareholders of the fund. Any

                                      -24-

proposal submitted to investors in the Master Fund that is not required to be voted on by shareholders of the Fund would nevertheless be voted on by the
Trustees of the Fund.

         Neither the Master Fund nor the Fund may:

         (1) borrow money if such borrowing is specifically prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (2) make loans to other persons if such loans are prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (3) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (each of the Master Fund and the Fund reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Master Fund or the Fund, as applicable);

         (4) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Master Fund or the Fund from purchasing or selling futures contracts or options thereon);

         (5) underwrite securities issued by other persons, except that all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Master Fund or the Fund may technically be deemed an underwriter under the 1933 Act, in selling a security;

         (6) issue any senior security (as that term is defined in the 1940 Act)
if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or

         (7) invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940
Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

         For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

NON-FUNDAMENTAL RESTRICTIONS

         The following policies are not fundamental and may be changed with respect to the Fund by the Fund without approval of the Fund's shareholders or, with respect to the Master Fund, by the Master Fund without the approval of the
Fund or the other investors in the Master Fund. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

         Neither the Master Fund nor the Fund will, as a matter of operating policy:

         (1) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Master Fund's or the Fund's, as applicable, total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of

                                      -25-

this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

         (2) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Master Fund or the Fund, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

         Neither the Master Fund nor the Fund will, as a matter of operating policy, invest more than 15% of its net assets in illiquid securities, except that each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the
1940 Act or the rules and regulations thereunder.

         The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments of European companies. For purposes of this policy, European companies include (1) companies organized or domiciled within a European country; (2) companies having at least 50% of their assets in, or deriving 50%
or more of their revenues or profits from, a European country; (3) European governments or supranational organizations and agencies or underlying instrumentalities of European governments or supranational organizations; and
(4) issuers whose economic fortunes and risks are otherwise linked with a
European market (as determined by the Submanager). The Fund will give its shareholders 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

         In addition, , the Master Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments of European companies. For purposes of this policy, European companies include (1) companies organized or domiciled within a European country; (2) companies having at least 50% of their assets in, or deriving 50%
or more of their revenues or profits from, a European country; (3) European governments or supranational organizations and agencies or underlying instrumentalities of European governments or supranational organizations; and
(4) issuers whose economic fortunes and risks are otherwise linked with a
European market (as determined by the Submanager). The Master Fund will provide its investors, including the Fund, with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy;
provided that if at any time the ratio of borrowings of the Master Fund or the
Fund to the net asset value of the Master Fund or the Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Master Fund or
the Fund, as the case may be, will take the corrective action required by
Section 18(f).

                                      -26-

                      3. DETERMINATION OF NET ASSET VALUE;
                       VALUATION OF PORTFOLIO SECURITIES;
                    ADDITIONAL PURCHASE AND SALE INFORMATION

         The net asset value of each share of each class of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day").
As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This
determination of net asset value of shares of each class of the Fund is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., the value of its investment in the Master Fund and any other assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

         The value of the Master Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share of each class. The net asset value of the investment of each class of the Fund in the Master Fund is equal to that class' pro rata share of the total investment of the class and of other investors in the Master Fund less that class' pro rata share of the Master
Fund's liabilities.

         Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not
available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

         Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S.
dollar equivalents at the current exchange rate.

         Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved by the Board of Trustees of the
Master Fund or the Fund, as applicable. In making such valuations, the pricing services utilize both dealer supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over the counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

         Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of
Trustees. Amortized cost involves valuing an

                                      -27-

instrument at its original cost to the Master Fund or the Fund, as applicable, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         All other securities and other assets of the Master Fund or the Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. Factors that the Master Fund or Fund may consider in determining whether market quotations are readily available include the existence of a thin market, as well as the occurrence of a significant event that may affect the securities' value following the close of a market.

         A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the
Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Master Fund or the Fund, as applicable, could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

         Shares may be purchased directly from the Distributor or through
Service Organizations (see "Transfer Agent, Custodian, and Service
Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

         The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.
Orders will be priced at the appropriate Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                                      -28-

                       EXCESSIVE TRADING AND MARKET TIMING

      The Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects market timing, it cancels the transaction if possible and closes the account and/or broker number to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading and market timing activities.

      In addition, the Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them less than 90 days. The redemption fee will be deducted from a shareholder's redemption proceeds and returned to the Fund. If a shareholder acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

      The redemption fee is not imposed on: (i) shares acquired as a result of reinvestment of dividends or distributions; (ii) shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic
Withdrawal Plan arrangement; (iii) shares redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee; (iv) shares redeemed through certain qualified retirement plans that do not have the systematic capability to process the redemption fee; (v) shares redeemed following the death of a shareholder; or
(vi) shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums).

      Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients'
transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees. Because omnibus accounts aggregate individual investor transactions, it is difficult for the Fund to review transactions of any specific individual investor without the assistance of the financial intermediary that maintains the omnibus account.

           ADDITIONAL INFORMATION REGARDING PURCHASES, SALES CHARGES,
                            AND SERVICE ORGANIZATIONS

      Shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table.
As provided in the table, the percentage sales charge declines based upon the dollar value of shares an investor purchases. The Fund receives the entire net asset value of all shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the table below.



                                                                           BROKER-DEALER
                                        SALES CHARGE      SALES CHARGE      COMMISSION
                                          AS % OF           AS % OF          AS % OF
     AMOUNT OF INVESTMENT              OFFERING PRICE      INVESTMENT     OFFERING PRICE
---------------------------------------------------------------------------------------------

Less than $50,000                          4.75%             4.99%            4.00%
$50,000 but less than $100,000             3.75%             3.90%            3.00%
$100,000 but less than $250,000            2.75%             2.83%            2.25%


                                      -29-



$250,000 but less than $500,000            1.75%             1.78%            1.25%
$500,000 but less than $1 million          1.00%             1.01%            0.80%
$1 million and over                        None*             None*            0.00%


----------
*    Investors pay no initial sales charge when they invest $1 million or more in the Fund's shares. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

     Investors may purchase shares from a broker-dealer, financial intermediary, or financial institution (each called a "Service Organization") that has entered into an agreement with the Distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain
Service Organizations, may be eligible to purchase shares directly from the
Fund. Except in certain circumstances, shares purchased will be held in the investor's account with its Service Organization. Service Organizations may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to a maintenance fee.

     Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of
1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Fund made at one time by a "single purchase,"
which includes an individual and may, under the right of accumulation, include a group's investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.

     Load waived shares may also be available to retirement plans where such plan's record keeper offers only load waived shares and where the shares are held on the books of the Fund through an omnibus account.

     Investors in shares of the Fund may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic
Investment Plans) ($1,000 for UGMA/UTMA Accounts and Coverdell Education Savings
Accounts). Investors may purchase shares of the Fund through the Automatic
Investment Plan on a monthly, quarterly, semi-annual, or annual basis.
Subsequent investments must be at least (i) $50 for accounts using our Automatic
Investment Plan or (ii) $100 for all other accounts.

     The Fund reserves the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor's application or contact the investor's Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor's Service Organization.

     Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). For shares purchased through a Service
Organization, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.

                                      -30-

Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions")
to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the
Fund, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the
National Association of Securities Dealers, Inc. (the "NASD").

RIGHT OF ACCUMULATION

     The right of accumulation lets an investor add the value of any Fund shares that the investor already owns to the amount of the investor's next investment for the purpose of calculating the sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of shares of the Fund.
An aggregate investment includes all shares of the Fund, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor's Service
Organization at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor's Service Organization.
Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the investor's Service
Organization confirm the investor's representations concerning his holdings.

LETTER OF INTENT

     A letter of intent lets an investor purchase Fund shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in the Fund's shares during the next 13 months. The calculation of this amount would include the investor's current holdings of all Fund shares, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above.
Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated
investment goal within the 13-month period, the investor is required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor's investment. The term of the letter of intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor's Service Organization or call (800) 498-1351 to obtain a letter of intent application.

                                      -31-

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Fund shares by telephone. An investor should call (800) 498-1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion
Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making the initial investment in the Fund.

     Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.

     During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

     The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

                  4. MANAGEMENT OF THE FUND AND THE MASTER FUND

     The management and affairs of the Trust and the Fund are supervised by the
Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts.
The management and affairs of the Master Fund are supervised by the Board of
Trustees of Domini Social Trust (the "Master Trust") under the laws of the State of New York.

     The Trustees and officers of the Trust and the Master Trust, their ages, their principal occupations during the past five years, the number of investment companies in the Domini family of funds that the Trustees oversee, and other directorships held, are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

     Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Master Trust. Each
Trustee and officer of the Trust or Master Trust noted as an "interested person"
is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

                                      -32-

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST



                     POSITION(S) HELD                                       NUMBER OF FUNDS
                    WITH THE TRUST AND                                     AND PORTFOLIOS IN
                     THE MASTER TRUST                                       DOMINI FAMILY OF             OTHER
  NAME AND          AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN        DIRECTORSHIPS HELD
     AGE                  SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

INTERESTED
TRUSTEE AND
OFFICER:

Amy L. Domini*     Chair, President,     President and CEO (since 2002) and         8                    None
Age: 55            and Trustee of the    Manager (since 1997), Domini Social
                   Trust since 2004      Investments LLC; Manager, DSIL
                                         Investment Services LLC (since 1998);
                   Chair, President,     Manager, Domini Holdings LLC (holding
                   and Trustee of the    company) (since 2002); Tom's of Maine,
                   Master Trust since    Inc. (natural care products) (2004);
                   1990                  Board Member, Progressive Government
                                         Institute (nonprofit education on
                                         executive branch of the federal
                                         government) (since 2003); Board Member,
                                         Financial Markets Center (nonprofit
                                         financial markets research and
                                         education resources provider)
                                         (2002-2004); Trustee, New England
                                         Quarterly (periodical) (since 1998);
                                         Trustee, Episcopal Church Pension Fund
                                         (since 1994); CEO, Secretary, and
                                         Treasurer, KLD Research & Analytics,
                                         Inc. (social research provider)
                                         (1990-2000); Private Trustee, Loring,
                                         Wolcott & Coolidge Office (fiduciary)
                                         (since 1987).

DISINTERESTED
TRUSTEES:

Julia Elizabeth    Trustee of the        Director and President, Alpha Global       8                    None
Harris             Trust since 2004      Solutions, LLC (agribusiness) (since
Age: 57                                  2004); Trustee, Fiduciary Trust Company
                                         (financial institution) (since 2001);
                   Trustee of the        Vice President, UNC Partners, Inc.
                   Master Trust since    (financial management) (since 1990).
                   1999

Kirsten S. Moy     Trustee of the        Board Member, Community                    8                    None
Age: 58            Trust since 2004      Reinvestment Fund (since
                                         2003); Director, Economic


                                      -33-



                     POSITION(S) HELD                                       NUMBER OF FUNDS
                    WITH THE TRUST AND                                     AND PORTFOLIOS IN
                     THE MASTER TRUST                                       DOMINI FAMILY OF             OTHER
  NAME AND          AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN        DIRECTORSHIPS HELD
     AGE                  SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

                   Trustee of the        Opportunities Program, The
                   Master Trust since    Aspen Institute (research and
                   1999                  education) (since 2001); Group
                                         Leader, Financial Innovations
                                         Roundtable (research) (2000-2001);
                                         Member, Board of Overseers, Graduate
                                         Program in Community Development at
                                         Southern New Hampshire University
                                         (1999-2002); Consultant on Social
                                         Investments, Equitable Life/AXA
                                         (1998-2001); Project Director,
                                         Community Development Innovation and
                                         Infrastructure Initiative (research)
                                         (1998-2001).

William C.         Trustee of the        Manager, Massachusetts Green               8                    None
Osborn             Trust since 2004      Energy Fund Management 1, LLC
Age: 61                                  (venture capital) (since
                                         2004); Manager, Commons
                   Trustee of the        Capital Management LLC
                   Master Trust since    (venture capital) (since
                   1997                  2000); Special Partner/Consultant,
                                         Arete Corporation (venture capital)
                                         (since 1999); Director, World Power
                                         Technologies, Inc. (power equipment
                                         production) (1999-2004); Director,
                                         Investors' Circle (socially responsible
                                         investor network) (since 1999).

Karen Paul         Trustee of the        Visiting Professor, Escuela                8                    None
Age: 60            Trust since 2004      Graduado Administracion
                                         Direccion Empresas, Instituto
                   Trustee of the        Tecnologico y de Estudios
                   Master Trust since    Superiores de Monterrey
                   1997                  (2004); Professor, Catholic
                                         University of Bolivia (2003); Fulbright
                                         Fellow, U.S. Department of State
                                         (2003); Partner, Trinity Industrial
                                         Technology (1997-2002); Executive
                                         Director, Center for Management in the
                                         Americas (1997-2002); Professor of
                                         Management and International


                                      -34-



                     POSITION(S) HELD                                       NUMBER OF FUNDS
                    WITH THE TRUST AND                                     AND PORTFOLIOS IN
                     THE MASTER TRUST                                       DOMINI FAMILY OF             OTHER
  NAME AND          AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN        DIRECTORSHIPS HELD
     AGE                  SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

                                         Business, Florida International
                                         University (since 1990).

Gregory A.         Trustee of the        Community Investment                       8                    None
Ratliff            Trust since 2004      Consultant (self-employment)
Age: 45                                  (since 2002); Senior Fellow,
                   Trustee of the        The Aspen Institute (research
                   Master Trust since    and education) (2002);
                   1999                  Director, Economic
                                         Opportunity, John D. and
                                         Catherine T. MacArthur
                                         Foundation (private
                                         philanthropy) (1997-2002).

John L. Shields    Trustee of the        Director, Navigant Consulting,             8                    None
Age: 52            Trust and the         Inc. (management consulting
                   Master Trust since    firm) (since 2004); Advisory
                   2004                  Board Member, Vestmark, Inc.
                                         (software company) (since 2003);
                                         Managing Principal, Shields Smith &
                                         Webber LLC (management consulting firm)
                                         (2002-2004); President and CEO,
                                         Citizens Advisers, Inc. (1998-2002);
                                         President and CEO, Citizens Securities,
                                         Inc. (1998-2002); President and
                                         Trustee, Citizens Funds (1998-2002).

Frederick C.       Trustee of the        President's Advisory Board,                8                    N/A
Williamson, Sr.    Trust since 2004      Salve Regina University,
Age: 89                                  Newport, R.I. (since 1999);
                   Trustee of the        Board Member, Preserve Rhode
                   Master Trust since    Island (nonprofit
                   1990                  preservation) (since 1999);
                                         Board of Directors, Grow Smart
                                         Rhode Island (nonprofit state planning)
                                         (since 1998); Advisor, National Parks
                                         and Conservation Association
                                         (1997-2001); Chairman, Rhode Island
                                         Historical Preservation and Heritage
                                         Commission (state government) (since
                                         1995); Treasurer and Trustee, RIGHA
                                         Foundation (charitable foundation
                                         supporting healthcare needs) (since
                                         1994); Trustee, National Park


                                      -35-



                     POSITION(S) HELD                                       NUMBER OF FUNDS
                    WITH THE TRUST AND                                     AND PORTFOLIOS IN
                     THE MASTER TRUST                                       DOMINI FAMILY OF             OTHER
  NAME AND          AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN        DIRECTORSHIPS HELD
     AGE                  SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

                                         Trust (nonprofit land acquisition)
                                         (since 1983); Trustee, Rhode Island
                                         Black Heritage Society (nonprofit
                                         education) (since 1974); State Historic
                                         Preservation Officer (state government)
                                         (since 1969).


                                      -36-



                     POSITION(S) HELD                                       NUMBER OF FUNDS
                    WITH THE TRUST AND                                     AND PORTFOLIOS IN
                     THE MASTER TRUST                                       DOMINI FAMILY OF             OTHER
  NAME AND          AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN        DIRECTORSHIPS HELD
     AGE                  SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

OFFICERS:
Adam M. Kanzer*    Chief Legal Officer   General Counsel and Director              N/A                   N/A
Age: 39            of the Trust since    of Shareholder Advocacy,
                   2004                  Domini Social Investments LLC
                                         (since 1998).  Chief Legal
                   Chief Legal Officer   Officer of the Domini Social
                   of the Master Trust   Index Portfolio (since 2003).
                   since 2003

                   Chief Compliance
                   Officer of the
                   Trust and the
                   Master Trust since
                   2005

Carole M. Laible*  Treasurer of the      Chief Operating Officer (since            N/A                   N/A
Age: 41            Trust since 2004      2002) and Financial/Compliance
                                         Officer (1997-2003), Domini
                   Treasurer of the      Social Investments LLC;
                   Master Trust since    President and CEO (since
                   1997                  2002), Chief Compliance
                                         Officer (since 2001), Chief Financial
                                         Officer, Secretary, and Treasurer
                                         (since 1998), DSIL Investment Services
                                         LLC. Treasurer of the Domini Social
                                         Index Portfolio (since 1997).

Steven D.          Vice President of     Chief Investment Officer                  N/A                   N/A
Lydenberg*         the Trust since 2004  (since 2003) and Member (since
Age: 59                                  1997), Domini Social
                   Vice President of     Investments LLC; Director
                   the Master Trust      (1990-2003) and Director of
                   since 1990            Research (1990-2001), KLD
                                         Research & Analytics, Inc.
                                         (social research provider).
                                         Vice president of the Domini
                                         Social Index Portfolio (since
                                         1990)


(1) This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

                                   COMMITTEES

     The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee will review the internal and external accounting procedures of the Fund and, among other things, to consider the selection of the independent certified public accountant for the Fund, to approve all

                                      -37-

significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

     The Board of Trustees also has a standing Nominating Committee. All of the
Trustees who are not "interested persons" of the Trust within the meaning of the
1940 Act are members of the Nominating Committee. The Nominating Committee is
responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the
Nominating Committee, please deliver your recommendation in writing to the
Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012.

              OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

     The Fund is newly offered and has no shareholders as of the date of this
Statement of Additional Information. The following table shows the amount of equity securities owned by the Trustees in all investment companies in the
Domini family of funds supervised by the Trustees as of December 31, 2004:



                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                 NAME OF TRUSTEE                     INVESTMENT COMPANIES OVERSEEN BY THE TRUSTEE IN THE
                                                                    DOMINI FAMILY OF FUNDS
INTERESTED TRUSTEE:

Amy L. Domini                                                        over $100,000
DISINTERESTED TRUSTEES:
Julia Elizabeth Harris                                               $1 -  $10,000
Kirsten S. Moy                                                       $10,001 -  $50,000
William C. Osborn                                                    $50,001 -  $100,000
Karen Paul                                                           $50,001 -  $100,000
Gregory A. Ratliff                                                   N/A
John L. Shields                                                      $1 -  $10,000
Frederick C. Williamson, Sr.                                         $50,001 -  $100,000


                     COMPENSATION AND INDEMNITY OF TRUSTEES

         Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Trust, the Master Trust, the Domini
Institutional Trust and the Domini Social Investment Trust of $10,000, and in
addition, receives $1,250 for attendance at each joint meeting of the Boards of the Trust, the Master Trust, the Domini Institutional Trust and the Domini
Social Investment Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

         Based on the foregoing, and assuming that the Trustees hold four in-person meetings in the fiscal year ended July 31, 2005, the Trustees are expected to receive the following fees for the fiscal year ended July 31, 2005.

                                      -38-



                                                                                                  ESTIMATED TOTAL
                                                                                                   COMPENSATION
                                                                                                FROM THE TRUST, THE
                                                                                               MASTER TRUST, DOMINI
                                                      ESTIMATED PENSION                          SOCIAL INVESTMENT
                                      ESTIMATED         OR RETIREMENT                            TRUST, AND DOMINI
                                      AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL     INSTITUTIONAL TRUST
                                    COMPENSATION       AS PART OF FUND      BENEFITS UPON             PAID TO
        NAME OF TRUSTEE            FROM THE TRUST         EXPENSES            RETIREMENT            TRUSTEE(1)
--------------------------------- ------------------ -------------------- ------------------- ------------------------

INTERESTED TRUSTEE:
Amy L.  Domini                          None                None                 None                  None
DISINTERESTED TRUSTEES:
Julia Elizabeth Harris                  $449                None                 None                 $15,000
Kirsten S. Moy                          $449                None                 None                 $15,000
William C. Osborn                       $449                None                 None                 $15,000
Karen Paul                              $449                None                 None                 $15,000
Gregory A. Ratliff                      $449                None                 None                 $15,000
John L. Shields                         $449                None                 None                 $15,000
Frederick C. Williamson, Sr.            $449                None                 None                 $15,000


(1)  As of _______, 2005, there were eight funds in the Domini family of funds.

     The Trustees who are not "interested persons" (the "Independent Trustees")
of the Trust as defined by the 1940 Act, are the same as the Independent
Trustees of the Master Trust. Any conflict of interest between the Fund and the
Master Fund will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of
Trust provides that it will indemnify its Trustees and officers (the
"Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

               APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

     At a meeting held on July 22, 2005, the Board of Trustees considered the approval of the Management Agreement between the Master Fund and Domini (the
"Management Agreement") and the Submanagement Agreement between Domini and
Wellington (the "Submanagement Agreement").

     [DISCUSSION OF MATERIAL FACTORS AND CONCLUSIONS THAT FORMED THE BASIS OF
THE BOARD'S APPROVAL OF THE MANAGEMENT AGREEMENT AND THE SUBMANAGEMENT AGREEMENT
TO BE ADDED BY AMENDMENT.]

                             MANAGER AND SUBMANAGER

     Domini provides advice to the Master Fund pursuant to the Management
Agreement. The services provided by Domini consist of furnishing continuously an investment program for the Master Fund. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Master Fund is held uninvested. Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including:

                                      -39-

(a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Master Fund and for performing administrative and management functions, (b) supervising the overall administration of the Master Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Master Fund's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Master Fund's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Master Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, and
(e) arranging for maintenance of the books and records of the Master Fund.
Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Management Agreement for the
Master Fund will continue in effect if such continuance is specifically approved at least annually by the Master Fund's Board of Trustees or by a majority of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Master Fund's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

     The Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Master
Fund employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini's supervision. The Management
Agreement is terminable without penalty on not more than 60 days' nor less than
30 days' written notice by the Master Fund, when authorized either by majority vote of the outstanding voting securities of the Master Fund (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), or by a vote of a majority of the Master Trust's Board of Trustees, or by Domini, and will automatically terminate in the event of its assignment.
The Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     Under the Management Agreement between the Master Fund and Domini, Domini's fee for advisory services to the Master Fund is 1.00% of the average daily net assets of the Master Fund. Domini also provides administrative services to the
Master Fund under the Management Agreement. Because the Master Fund is newly offered, it has not paid any management fees as of the date of this Statement of
Additional Information.

     Domini is a Massachusetts limited liability company with offices at 536
Broadway, 7th Floor, New York, NY 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers
Act"). The names of the members of Domini and their relationship to the Trust and to the Master Trust, if any, are as follows: Amy L. Domini, Chair of the
Board and President of the Trust and the Master Trust and the Manager,
President, and Chief Executive Officer of Domini; Steven D. Lydenberg, Vice
President of the Trust and the Master Trust and Chief Investment Officer of
Domini; James E. Brooks; Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini
Holdings LLC; and Committed Capital, LLC.

     Wellington manages the assets of the Master Fund pursuant to the
Submanagement Agreement. The Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the
Master Fund's investments and effecting securities transactions for the Master
Fund. The Submanagement Agreement will continue in effect if such continuance is specifically

                                      -40-

approved at least annually by the Master Trust's Board of Trustees or by a majority vote of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), and by a majority of the Master Trust's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

     Wellington is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a
professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 2005, Wellington had investment management authority with respect to approximately $470 billion in assets. Wellington is owned by its 87 active partners, all of whom are active in the firm. The managing partners of Wellington are Laurie A. Gabriel, John R.
Ryan, and Perry M. Traquina.

     Ms. Sylvia S. Han, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Master Fund. Ms. Han joined Wellington as an investment professional in 1990. In addition to her responsibilities regarding the Master Fund, as of [_______], 2005 Ms. Han has day-to-day management responsibilities for the assets of: (i) [ ___ ] other registered investment companies with approximately $[ ___ ] in assets under management; (ii) [ ___ ]
other pooled investment vehicles with approximately $[ ___ ] in assets under management; and (iii) [ ___ ] other accounts with a total of approximately $[
___ ] in assets under management. [ ___ ] of these funds or accounts (with
[$____] in aggregate assets) pay performance-based fees to Wellington.

     Ms. Doris T. Dwyer, provides portfolio management and securities analysis services to the Master Fund. Ms. Dwyer joined Wellington as an investment professional in 1998. In addition to her responsibilities regarding the Master
Fund, as of [_______], 2005 Ms. Dwyer has day-to-day management responsibilities for the assets of: (i) [ ___ ] other registered investment companies with approximately $[ ___ ] in assets under management; (ii) [ ___ ] other pooled investment vehicles with approximately $[ ___ ] in assets under management; and
(iii) [ ___ ] other accounts with a total of approximately $[ ___ ] in assets under management. [ ___ ] of these funds or accounts (with [$____] in aggregate assets) pay performance-based fees to Wellington.

CONFLICTS OF INTEREST BETWEEN THE MASTER FUND AND OTHER ACCOUNTS SUB-ADVISED BY
WELLINGTON

     Individual investment professionals at Wellington manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Wellington investment professionals listed above who are primarily responsible for the day-to-day management of the Master Fund (the "Investment
Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the
Master Fund. The Investment Professionals make investment decisions for each portfolio, including the Master Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment
Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at
Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Master
Fund, or make investment decisions that are similar to those made for the

                                      -41-

Master Fund, both of which have the potential to adversely impact the Master
Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Domini to
Wellington with respect to the Master Fund. Because incentive payments are tied to revenues earned by Wellington, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.
Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.
In addition, Wellington monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's
Code of Ethics, and places additional investment restrictions on Investment
Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington's Investment Professionals. Although Wellington does not track the time an Investment Professional spends on a single portfolio,
Wellington does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON INVESTMENT PROFESSIONALS

     Domini pays Wellington a fee based on the assets under management of the
Master Fund as set forth in the Submanagement Agreement between Wellington and
Domini with respect to the Master Fund. Wellington pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Master Fund. The following information relates to the period ended [INSERT DATE].

     Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington's compensation of its investment professionals includes a base salary and incentive components. The base salary for each Investment Professional is determined by the Investment
Professional's experience and performance in her role as an Investment
Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. The
Investment Professionals are eligible to receive incentive payments based on the revenues earned by Wellington from the Master Fund and generally each other portfolio managed by the Investment Professionals. The Investment Professionals'
incentive payments relating to the Master Fund will be linked to the gross pre-tax performance of the Master Fund compared to the a benchmark which reflects the MSCI Europe Index as modified by the application of Domini's social and environmental standards over one and three year periods, with an emphasis on three year results once the Master Fund has been in existence for three years or longer. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a
Investment Professionals can, and typically do, represent a significant portion of a Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington's business operations. Senior

                                      -42-

management at Wellington may reward individuals as it deems appropriate based on factors other than portfolio performance.

     As the Fund is newly offered, neither Ms. Han nor Ms. Dwyer owns any equity securities of the Fund.

     The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by majority vote of the outstanding voting securities in the Master Fund (with the vote of each investor in the Master Fund being in proportion to the amount of their investment) or by a vote of the majority of the Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the Submanager on not less than 90 days' written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master
Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement
Agreement.

     Under the Submanagement Agreement, Domini will pay Wellington an annual investment submanagement fee equal to the fee based on the following schedule:

             0.75% of the first $25 million of net assets managed
             0.65% of the next $25 million of net assets managed
             0.50% of the next $250 million of net assets managed
             0.45% of net assets managed in excess of $300 million

     There is no minimum annual fee for the first eighteen months after the date of the Submanagement Agreement (until __, 2007). The minimum fee payable by
Domini to Wellington pursuant to the Submanagement Agreement for the twelve-month period from ___________, 2007 and each twelve-month period thereafter is $350,000.

     Because the Master Fund is newly established, Domini has not paid
Wellington any fees under the Submanagement Agreement as of the date of this
Statement of Additional Information.

                                     SPONSOR

     Pursuant to a Sponsorship Agreement, Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the
Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;
maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Master Fund, limits on investment, and the Fund's proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of the Fund. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates.

                                      -43-

     Under the Sponsorship Agreement, Domini's fee for services with respect to the Fund is [ ___ ]% of the average daily net assets of each class of the Fund.
Currently, Domini is reducing its fee to the extent necessary to keep the aggregate operating annual expenses of the Fund (including the Fund's share of the Master Fund's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.60% of the average daily net assets of the shares of the Fund.

     The Sponsorship Agreement provides that Domini may render administrative and management services to others. The Sponsorship Agreement also provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of the Fund or the performance of its or their duties under the
Sponsorship Agreement except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship
Agreement. Because the Fund is newly offered, it has not paid any fees under the
Sponsorship Agreement as of the date of this Statement of Additional
Information.

                                   DISTRIBUTOR

     The Fund has adopted a Distribution Plan with respect to its shares. The
Distribution Plan provides that the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of the Fund as compensation for distribution services provided by the Distributor in connection with the sale of the Fund's shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor's expenses exceed the fees provided for by the Distribution Plan, the Fund will not be obligated to pay more than those fees, and, if the Distributor's expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers who advise shareholders regarding the purchase, sale, or retention of shares of the Fund, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses. Because the
Fund is newly offered, it has not paid any distribution fees as of the date of this Statement of Additional Information.

     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Independent Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by the
Fund under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust's Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may
be terminated at any time by a vote of a majority of the Trust's Independent
Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be materially amended without a vote of the majority of both the Trust's
Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

         The Fund has entered into a Distribution Agreement with the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The
Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

                                      -44-

              TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

     The Fund has entered into a Transfer Agency Agreement with PFPC Inc. (the
"Transfer Agent"), 4400 Computer Drive, Westborough, MA 01581, pursuant to which
PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

     The Fund has entered into a Custodian Agreement with Investors Bank & Trust
Company ("IBT" or the "Custodian"), 200 Clarendon Street, Boston, MA 02116,
pursuant to which IBT acts as custodian for the Fund. The Master Fund has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Master Fund. The Master Fund also has entered into a
Custodian Agreement with IBT pursuant to which IBT acts as custodian for the
Master Fund. The Custodian's responsibilities include safeguarding and controlling the Master Fund's and the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Master Fund's and the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Master Fund and the Fund.
Securities held by the Master Fund and the Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Master Fund or the Fund or decide which securities the Master
Fund or the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     Service Organizations provide services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations
(which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. In addition, the Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. The Fund is newly offered and has not accrued
Service Organization fees as of the date of this Statement of Additional
Information.

                                    EXPENSES

     Each of the Master Fund and the Fund is responsible for all of its expenses, including the compensation of its Trustees who are not interested persons of the Master Trust or the Trust, as applicable; governmental fees;
interest charges; taxes; membership dues in the Investment Company Institute allocable to the Master Fund or the Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund or the Master
Fund; insurance premiums; and expenses of calculating the net asset value of the
Master Fund and the Fund.

     The Fund will also pay sponsorship fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts;
expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

     The Master Fund will pay the expenses connected with the execution, recording and settlement of security transactions, and the investment management fees payable to Domini. The Master Fund also will pay the fees and expenses of its custodian for all services to the Master Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                      -45-

                                 CODES OF ETHICS

     The Master Fund, the Fund, Domini, Wellington, and the Distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule
17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the
Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund or the Fund. The Codes of Ethics can be
reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the
EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

          5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 99 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Master Fund and the Fund, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                   6. TAXATION

                    TAXATION OF THE FUND AND THE MASTER FUND

FEDERAL TAXES

     The Fund is treated as a separate entity for federal tax purposes under the
Internal Revenue Code of 1986, as amended (the "Code").

     The Fund has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Code. Domini plans to maintain this election in effect for the Fund. As a regulated investment company, the
Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

     It is anticipated that the Master Fund will be treated as a partnership for federal income tax purposes. As such, the Master Fund is not subject to federal income taxation. Instead, the fund mast take into account its share of the
Master Fund's income, gain, losses, deductions, credits, and other items, without regard to whether it has received any distribution from the Master Fund.

FOREIGN INCOME TAXES

     The Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.
If eligible, the Fund may elect, for United States federal income tax purposes, to "pass through" foreign taxes to its shareholders. The Fund expects to qualify for and make this election.

     For any year that the Fund makes such an election, each shareholder of the
Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain

                                      -46-

limitations, to credit their portions of these amounts against their United
States federal income tax due, if any, or to deduct their portions from their
United States taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. The
Fund expects to qualify for and make this election.

STATE TAXES

     The Fund is organized as a series of the Trust, a Massachusetts business trust. As long as it qualifies as a "regulated investment company" under the
Code, the Fund will not have to pay Massachusetts income or excise taxes. The
Master Fund is organized as a series of the Master Trust, a New York trust. The
Master Fund is not subject to any income or franchise tax in the State of New
York or the Commonwealth of Massachusetts.

                            TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS

     Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares.
Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as,
"qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents
"qualified dividend income," the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies, " "foreign personal holding companies," and "foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

     Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

DIVIDENDS-RECEIVED DEDUCTION

     A portion of the ordinary income dividends paid to the Fund (but none of the Fund's capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to

                                      -47-

the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of the Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

"BUYING A DIVIDEND"

     Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution.
Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

DISPOSITION OF SHARES

     In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

U.S. TAXATION OF NON-U.S. SHAREHOLDERS

     Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the
United States or U.S. entities ("Non-U.S. Persons") are generally subject to
U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2005 through 2007, the 30%
withholding tax will not apply to dividends that the Fund designates as (a)
interest-related dividends, to the extent such dividends are derived from the
Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

BACKUP WITHHOLDING

     The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30%
withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

OPTIONS, ETC.

                                      -48-

     The Fund's transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the
Code.

FOREIGN SECURITIES

     Special tax considerations apply with respect to foreign investments of the
Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on the Fund.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

               7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Master Fund are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the
Master Fund may serve other clients of the Submanager in a similar capacity.

     The primary consideration in placing securities transactions for the Master
Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Master Fund and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. The Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. While Submanager generally seeks the best price in placing its orders, the Master Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the
Securities Exchange Act of 1934, the Submanager may select brokers who charge a commission in excess of that charged by other brokers, if the Submanager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Submanager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Submanager may also have arrangements with brokers pursuant to which such brokers provide research services to the

                                      -49-

Submanager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the
Master Fund's costs, the Submanager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the
Submanager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the Submanager by brokers who effect securities transactions for the Master Fund may be used by the Submanger in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Submanager by brokers who effect securities transactions for other investment companies and accounts which the Submanager manages may be used by the Submanager in servicing the Master Fund. Not all of these research services are used by the Submanager in managing any particular account, including the Master Fund.

     Since the Master Fund is newly established, it has not paid any brokerage commissions as of the date of this Statement of Additional Information.

     No portfolio transactions may be executed with the Manager or the
Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

     In certain instances there may be securities which are suitable for the
Master Fund as well as for one or more of the Submanager's or Domini's other clients. Investment decisions for the Master Fund and for the Submanager's or
Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Master
Fund is concerned. However, it is believed that the ability of the Master Fund to participate in volume transactions will produce better executions for the
Master Fund.

            8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of October 6, 2004. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Fund and the Domini
Social Equity Portfolio are the only series offered by the Trust. Each share of the Fund represents an equal proportionate interest in the series with each other share of the Fund. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

                                      -50-

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares.
All shares issued and outstanding will be fully paid and nonassessable by the
Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

     Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust will generally vote together on all matters except when the Trustees determine that only shareholders of a particular fund, series or class are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee.
Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the
Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

     The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the
Trust's or the Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote.
Shareholders have the right to remove one or more Trustees under certain circumstances.

     The Trust may, without shareholder approval, change the Fund's form of organization, reorganize the Fund, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the
Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected fund, series,

                                      -51-

or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the
Trust voting as a single class, or of the affected fund, series or class. The
Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of the Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such
Shareholder Servicing Agent is the agent of record. Any shares so voted by a
Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

                                      -52-

     The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

     The Master Fund, in which all of the investable assets of the Fund are invested, is a series of the Master Trust. The Master Trust is organized as a trust under the laws of the State of New York. The Master Trust's Declaration of
Trust provides that the Fund and other entities investing in the Master Fund
(i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Master Fund. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself was unable to meet its obligations.
Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the
Master Fund.

     Each investor in the Master Fund, including the Fund, may add to or reduce its investment in the Master Fund on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Master Fund will be determined by multiplying the net asset value of the Master Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Master Fund effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Master Fund will then be re-computed as the percentage equal to the fraction, (a) the numerator of which is the value of such investor's investment in the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Fund effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Fund by all investors in the Master Fund.
The percentage so determined will then be applied to determine the value of the investor's interest in the Master Fund as of the close of business on the following Fund Business Day.

                             9. FINANCIAL STATEMENTS

     The Fund is newly created and does not yet have any financial statements as of the date of this Statement of Additional Information.

                                    * * * * *

     Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini Social
Bond Fund,(R) Domini Money Market Account,(R) The Way You Invest Matters,(R) The
Responsible Index Fund,(R) and domini.com(R) are registered service marks of
Domini Social Investments LLC.

                                       A-1

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

                             Adopted ________, 2005

                           [TO BE ADDED BY AMENDMENT.]

                                     PART C

Item 23.   Exhibits

(1)  a(1) Declaration of Trust of the Registrant.

(*)  a(2) Amended and Restated Establishment and Designation of Series of the
          Registrant.

(1)  b    By-Laws of the Registrant.

(2)  e    Distribution Agreement between the Registrant and DSIL Investment
          Services LLC ("DSILD"), as distributor.

     g(1) Custodian Agreement between the Registrant and Investors Bank & Trust
          Company, as custodian.

(*)  g(2) Letter Agreement adding Domini European Social Equity Portfolio to the Custodian Agreement between the Registrant and IBT, as custodian.

(2)  h(1) Transfer Agency and Services Agreement between the Registrant and
          PFPC Inc.

(2)  h(2) Sponsorship Agreement between the Registrant and Domini, as sponsor.

     h(3) Expense Limitation Agreement with respect to Domini Social Equity
          Portfolio.

(*)  h(4) Expense Limitation Agreement with respect to Domini European
          Social Equity Portfolio.

(2)(*) i  Opinion and consent of counsel.

(2)  m    Distribution Plan of the Registrant.

(2)  n    Multiple Class Plan of the Registrant.

(2)  p(1) Code of Ethics of the Registrant, Domini Social Index Portfolio,
          Domini Social Investment Trust, and Domini Institutional Trust.

(2)  p(2) Code of Ethics of Domini and DSILD.

(2)  p(3) Code of Ethics of SSgA Funds Management, Inc.

     p(4) Code of Ethics of Wellington Management Company, LLP.

(2)  q    Powers of Attorney.

------------------------

(1)  Incorporated herein by reference from the Registrant's initial Registration
     Statement on Form N-1A (the "Registration Statement") (File No. 811-21653)
     as filed with the U.S. Securities and Exchange Commission (the "SEC") on
     October 12, 2004.

(2)  Incorporated herein by reference from Pre-Effective Amendment No. 1 to the
     Registrant's Registration Statement as filed with the SEC on February 18,
     2005.

(*)  To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 25. Indemnification

         Reference is hereby made to (a) Article V of the Registrant's
Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the
Distribution Agreement by and between the Registrant and DSIL Investment
Services LLC, filed herewith.

         The trustees and the officers of the Registrant and the personnel of the Registrant's administrator and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers will also be insured under the fidelity bond required by Rule 17g-1 under the
Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

         Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York
10012, and is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L.
Domini; Steven D. Lydenberg; Jotham C. Kinder; John G. Kinder; Dal LaMagna;
Committed Capital, LLC; and Domini Holdings LLC. The officers of Domini are:



                                 Other Business, Profession, Vocation,
      Name and Position                 or Employment During the                      Principal
         with Domini                      Past Two Fiscal Years                   Business Address

Amy L. Domini                   Private Trustee, Loring, Wolcott &               230 Congress Street
Chief Executive Officer         Coolidge Office (fiduciary)                       Boston, MA 02110

                                Manager, DSIL Investment Services LLC          536 Broadway, 7th Floor
                                (broker-dealer); Manager, Domini                 New York, NY 10012
                                Holdings LLC (holding company)

Carole M. Laible                President, CEO, Chief Compliance               536 Broadway, 7th Floor
Chief Operating Officer         Officer, Chief Financial Officer,                New York, NY 10012
                                Secretary, and Treasurer, DSIL
                                Investment Services LLC (broker-dealer)

Steven D. Lydenberg             Director, KLD Research & Analytics,            536 Broadway, 7th Floor
Chief Investment Officer        Inc. (social research provider) (until           New York, NY 10012
                                2003)

           SSgA Funds Management, Inc. ("SSgA") is a wholly owned subsidiary of
State Street Corporation, with its main offices at State Street Financial
Center, One Lincoln Street, Boston, MA 02111. SSgA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The directors and officers of SSgA are:

                                 Other Business, Profession, Vocation,
      Name and Position                 or Employment During the                      Principal
          with SSgA                      Past Two Fiscal Years                    Business Address

Agustin Fleites                 Senior Principal, State Street Global       State Street Financial Center
President & Director            Advisors, a division of State Street             One Lincoln Street
                                Bank and Trust Company; Senior                    Boston, MA 02111
                                Principal, State Street Global Markets,
                                LLC, Boston, MA

Thomas P. Kelly                 Principal and Comptroller, State Street     State Street Financial Center
Treasurer                       Global Advisors, a division of State             One Lincoln Street
                                Street Bank and Trust Company                     Boston, MA 02111

Mark J. Duggan                  Principal and Associate Counsel, State      State Street Financial Center
Chief Legal Officer             Street Global Advisors, a division of            One Lincoln Street
                                State Street Bank and Trust Company               Boston, MA 02111

Peter A. Ambrosini              Senior Principal and Chief Compliance       State Street Financial Center
Chief Compliance Officer        and Risk Management Officer, State               One Lincoln Street
                                Street Global Advisors, a division of             Boston, MA 02111
                                State Street Bank and Trust Company

Mitchell H. Shames              Senior Principal and Chief Counsel,         State Street Financial Center
Director                        State Street Global Advisors, a                  One Lincoln Street
                                division of State Street Bank and Trust           Boston, MA 02111
                                Company


                                      C-2

The principal business address of Wellington Management Company, LLP
("Wellington Management") is 75 State Street, Boston, MA 02109. Wellington
Management is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The partners and managing partners of Wellington
Management are as follows:



    Name and Position with
    Wellington Management                Name of Other Company              Connection with Other Company

Kenneth Lee Abrams                                 --                                    --
Partner

Nicholas Charles Adams                             --                                    --
Partner

Rand Lawrence Alexander                            --                                    --
Partner

Deborah Louise Allinson                            --                                    --
Partner

Steven C. Angeli                                   --                                    --
Partner

James Halsey Averill                               --                                    --
Partner

John F. Averill                                    --                                    --
Partner

Karl E. Bandtel                                    --                                    --
Partner

David W. Barnard                                   --                                    --
Partner

Mark James Beckwith                                --                                    --
Partner

James A. Bevilacqua                                --                                    --
Partner

Kevin J. Blake                                     --                                    --
Partner

William Nicholas Booth                             --                                    --
Partner

John A. Boselli                                    --                                    --
Partner

Michael J. Boudens                                 --                                    --
Partner

Edward P. Bousa                                    --                                    --
Partner

John V. Brannen                                    --                                    --
Partner

                                      C-3

Paul Braverman                                     --                                    --
Partner

Robert A. Bruno                                    --                                    --
Partner

Michael T. Carmen                                  --                                    --
Partner

Maryann Evelyn Carroll                             --                                    --
Partner

William R.H. Clark                                 --                                    --
Partner

Cynthia M. Clarke                                  --                                    --
Partner

Richard M. Coffman                                 --                                    --
Partner

John DaCosta                                       --                                    --
Partner

Pamela Dippel                                      --                                    --
Partner

Scott M. Elliott                                   --                                    --
Partner

Robert Lloyd Evans                                 --                                    --
Partner

David R. Fassnacht                                 --                                    --
Partner

Hollis French                                      --                                    --
Partner

Lisa de la Fuente Finkel                           --                                    --
Partner

Mark A. Flaherty                                   --                                    --
Partner

Laurie Allen Gabriel                               --                                    --
Managing Partner

Ann C. Gallo                                       --                                    --
Partner

Bruce L. Glazer                                    --                                    --
Partner

Subbiah Gopalraman                                 --                                    --
Partner

                                      C-4

Paul J. Hamel                                      --                                    --
Partner

William J. Hannigan                                --                                    --
Partner

Lucius Tuttle Hill, III                            --                                    --
Partner

James P. Hoffmann                                  --                                    --
Partner

Jean M. Hynes                                      --                                    --
Partner

Steven T. Irons                                    --                                    --
Partner

Mark D. Jordy                                      --                                    --
Partner

Paul David Kaplan                                  --                                    --
Partner

Lorraine A. Keady                                  --                                    --
Partner

John Charles Keogh                                 --                                    --
Partner

George Cabot Lodge, Jr.                            --                                    --
Partner

Nancy Therese Lukitsh                              --                                    --
Partner

Mark Thomas Lynch                                  --                                    --
Partner

Norman L. Malcolm                                  --                                    --
Partner

Mark D. Mandel                                     --                                    --
Partner

Christine Smith Manfredi                           --                                    --
Partner

Lucinda M. Marrs                                   --                                    --
Partner

Earl Edward McEvoy                                 --                                    --
Partner

Matthew Edward Megargel                            --                                    --
Partner

                                      C-5

James Nelson Mordy                                 --                                    --
Partner

Diane Carol Nordin                                 --                                    --
Partner

Stephen T. O'Brien                                 --                                    --
Partner

Andrew S. Offit                                    --                                    --
Partner

Edward Paul Owens                                  --                                    --
Partner

Saul Joseph Pannell                                --                                    --
Partner

Thomas Louis Pappas                                --                                    --
Partner

Jonathan Martin Payson                             --                                    --
Partner

Philip H. Perelmuter                               --                                    --
Partner

Robert Douglas Rands                               --                                    --
Partner

Jamie A. Rome                                      --                                    --
Partner

James Albert Rullo                                 --                                    --
Partner

John Robert Ryan                                   --                                    --
Managing Partner

Joseph Harold Schwartz                             --                                    --
Partner

James H. Shakin                                    --                                    --
Partner

Theodore Shasta                                    --                                    --
Partner

Andrew J. Shilling                                 --                                    --
Partner

Binkley Calhoun Shorts                             --                                    --
Partner

Scott E. Simpson                                   --                                    --
Partner

                                      C-6

Trond Skramstad                                    --                                    --
Partner

Stephen Albert Soderberg                           --                                    --
Partner

Haluk Soykan                                       --                                    --
Partner

Kent M. Stahl                                      --                                    --
Partner

Eric Stromquist                                    --                                    --
Partner

Brendan James Swords                               --                                    --
Partner

Harriett Tee Taggart                               --                                    --
Partner

Frank L. Teixeira                                  --                                    --
Partner

Perry Marques Traquina                             --                                    --
Managing Partner

Nilesh P. Undavia                                  --                                    --
Partner

Kim Williams                                       --                                    --
Partner

Itsuki Yamashita                                   --                                    --
Partner

David S. Zimble                                    --                                    --
Partner


Item 27.   Principal Underwriters

         (a)    DSIL Investment Services LLC is the distributor for the
                Registrant. DSIL Investment Services LLC serves as the
                distributor or the placement agent for the following other registered investment companies:
                Domini Social Equity Fund, Domini Social Bond Fund, Domini
                Institutional Social Equity Fund, and Domini Social Index
                Portfolio.

         (b)    The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is
                incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008-44763)
                pursuant to the Securities Exchange Act of 1934, as amended.

         (c)    Not applicable.

Item 28. Location of Accounts and Records

         The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

                                      C-7

Name:                                             Address:

Domini Social Investments LLC                     536 Broadway, 7th Floor
(manager)                                         New York, NY 10012

SSgA Funds Management, Inc.                       State Street Financial Center
(submanager)                                      One Lincoln Street
                                                  Boston, MA  02111

Wellington Management Company, LLP                75 State Street
(submanager)                                      Boston, MA 02109

DSIL Investment Services LLC                      536 Broadway, 7th Floor
(distributor)                                     New York, NY 10012

Investors Bank & Trust Company                    200 Clarendon Street
(custodian)                                       Boston, MA 02116

PFPC Inc.                                         4400 Computer Drive
(transfer agent)                                  Westborough, MA 01581

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings

           Not applicable.

                                      C-8

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York
on the 10th day of June, 2005.

                                                   DOMINI ADVISOR TRUST

                                                   By: /s/ Amy L. Domini
                                                   -----------------------------
                                                   Amy L. Domini
                                                   President

           Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities indicated below on June 10, 2005.



                      Signature                                                Title

/s/ Amy L. Domini                                       President (Principal Executive Officer) and Trustee
-----------------------------------                     of Domini Advisor Trust
Amy L. Domini

/s/ Carole M. Laible                                    Treasurer (Principal Accounting and Financial
-----------------------------------                     Officer) of Domini Advisor Trust
Carole M. Laible

Julia Elizabeth Harris*                                 Trustee of Domini Advisor Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                                         Trustee of Domini Advisor Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                                      Trustee of Domini Advisor Trust
-----------------------------------
William C. Osborn

Karen Paul*                                             Trustee of Domini Advisor Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                                     Trustee of Domini Advisor Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                                        Trustee of Domini Advisor Trust
-----------------------------------
John L. Shields

Frederick C. Williamson, Sr.*                           Trustee of Domini Advisor Trust
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of those
indicated pursuant to Powers of Attorney.


                                   SIGNATURES

           Domini Social Index Portfolio has duly caused this Registration
Statement on Form N-1A (File No. 333-119693) of Domini Advisor Trust to be
signed on its behalf by the undersigned, duly authorized, in the City of New
York and the State of New York on the 10th day of June, 2005.

                                                   DOMINI SOCIAL INDEX PORTFOLIO

                                                   By: /s/ Amy L. Domini
                                                   -----------------------------
                                                   Amy L. Domini
                                                   President

           This Registration Statement on Form N-1A of Domini Advisor Trust has
been signed below by the following persons in the capacities indicated below on
June 10, 2005.



                      Signature                                                Title

/s/ Amy L. Domini                                       President (Principal Executive Officer) and Trustee
-----------------------------------                     of Domini Social Index Portfolio
Amy L. Domini

/s/ Carole M. Laible                                    Treasurer (Principal Accounting and Financial
-----------------------------------                     Officer) of Domini Social Index Portfolio
Carole M. Laible

Julia Elizabeth Harris*                                 Trustee of Domini Social Index Portfolio
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                                         Trustee of Domini Social Index Portfolio
-----------------------------------
Kirsten S. Moy

William C. Osborn*                                      Trustee of Domini Social Index Portfolio
-----------------------------------
William C. Osborn

Karen Paul*                                             Trustee of Domini Social Index Portfolio
-----------------------------------
Karen Paul

Gregory A. Ratliff*                                     Trustee of Domini Social Index Portfolio
-----------------------------------
Gregory A. Ratliff

John L. Shields*                                        Trustee of Domini Social Index Portfolio
-----------------------------------
John L. Shields

Frederick C. Williamson, Sr.*                           Trustee of Domini Social Index Portfolio
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of those
indicated pursuant to Powers of Attorney.


                                                 INDEX TO EXHIBITS

    EXHIBIT NO.      DESCRIPTION OF EXHIBIT

           g(1)       Custodian Agreement between the Registrant and Investors
                      Bank & Trust Company, as custodian.

           h(3)       Expense Limitation Agreement with respect to Domini Social
                      Equity Portfolio.

           p(4)       Code of Ethics of Wellington Management Company, LLP.